Exhibit 10.14

CONFIDENTIAL TREATMENT

LICENSE AND SERVICE AGREEMENT

THIS LICENSE AND SERVICE AGREEMENT is entered into as of the 19 day of March, 2008 (the “Effective Date”), by and between TELENAV, INC., a corporation incorporated under the laws of the State of Delaware, having its principal place of business at 1130 Kifer Road, Sunnyvale, CA 94086 (“LICENSOR”), and AT&T MOBILITY LLC, a Delaware limited liability company, having a place of business at 5565 Glenridge Connector Atlanta, GA 30342 (“AT&T”). Each of LICENSOR and AT&T may be referred to herein each as a “Party” and together, as the “Parties.”

WHEREAS, the Parties entered into an agreement dated September 19, 2006, entitled Wireless Information Service Licensing Agreement, as amended (the “Wireless Information Agreement”); and

WHEREAS, the Parties entered into an agreement dated July 26, 2006 entitled Resale and Licensing Agreement (the “Resale and Licensing Agreement”); and

Whereas, AT&T and LICENSOR have agreed to expand and amend their relationship to include certain “white label” Information Services provided by LICENSOR that will be branded “AT&T,” and to make certain other pricing and other changes to the existing services; and

WHEREAS, the Parties intend to amend, restate and transition their obligations under both the Wireless Information Agreement and the Resale and Licensing Agreement into this Agreement in accordance with, and subject to, the terms and conditions of this Agreement, it being understood that certain obligations are intended to continue in accordance with, and subject to, the terms and conditions of the Wireless Information Agreement and the Resale and Licensing Agreement.

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.	DEFINITIONS; INTERPRETATION

1.1 Agreement Defined. “Agreement” as used herein means this License and Service Agreement, the Exhibits and Schedules (listed below), and any other documents included by reference, as each may be amended from time to time in accordance with the terms of this Agreement:

Exhibit A: Description of Information Services

Exhibit B: INTENTIONALLY OMITTED

Exhibit C: Service Level Agreement

Exhibit D: Provisioning & Support for End Users/Information Services

Exhibit E: Trusted Certificate Requirements

Exhibit F: Compensation and Revenue Share

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Exhibit G: Connectivity Requirements

Exhibit H: Security Agreement

Schedule 1: Advertising Guidelines

Schedule 2: Location Based Services Parlay X API Gateway Developer’s Handbook

Schedule 3: Location Based Services Developer’s Privacy Guide

Schedule 4: Escrow Agreement

1.2 Application of the Agreement. As of the Effective Date of this Agreement, the Resale and Licensing Agreement is hereby terminated and replaced with this Agreement; provided, however, that payments to LICENSOR shall continue in accordance with the Resale and Licensing Agreement with respect to all Data Feature Customers who subscribed to TeleNav Information Services as of the Commercial Launch Date for the “AT&T Navigator” Information Service and who remain on the feature codes for such Information Services (e.g., do not migrate to the TeleNav Information Services offered from and after the Effective Date) (“Legacy Business Customers”). As of the Effective Date, the terms of this Agreement will apply to all transactions between the Parties relating to AT&T’s Data Feature Customers. The transition relating to the Wireless Information Agreement is addressed in Section 11.6 below.

1.3 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms will have the following meanings:

“Affiliate” means, with respect to any entity, any other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, such entity or one or more of the other Affiliates of that entity (or a combination thereof). For the purposes of this definition, an entity shall control another entity if the first entity: (i) owns, beneficially or of record, more than fifty percent (50%) of the voting securities of the other entity; (ii) has the ability to elect a majority of the directors of the other entity or (iii) provides day to day management of such entity under contract or as managing general partner.

“AT&T Acceptance Testing” means acceptance of the Information Service in accordance with the standard testing requirements of the AT&T Mobility Quality Engineering Team (or such other comparable AT&T team designated by AT&T). A failure of the AT&T Acceptance Testing means that the AT&T Quality Engineering Team discovered service impacting errors, intolerable degradation errors or other known defects that impact End User usability;

“AT&T Maps” means maps of the United States, the Virgin Islands and Puerto Rico and such other countries mutually agreed by the Parties, which are made available by LICENSOR as a “white label” service (i.e., branded with AT&T’s Marks) and which are intended to be used with a Certified Device with the features described in this Agreement.

“AT&T’s Marks” means those Marks of AT&T identified in writing by AT&T from time to time during the Term.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

“AT&T Navigator” means a global positioning service (“GPS”) client/server based mobile communications navigation Information Service for Certified Devices with the features described in this Agreement and which is made available to AT&T by LICENSOR under AT&T’s Marks.

“AT&T Service” means the wireless data services delivered over AT&T’s wireless data network to End Users.

“AT&T Web/WAP Interfaces” means the interfaces through which AT&T or its Vendors will present and distribute the Information Services to End Users, but excludes the Product User Interface.

“AT&T User Data” means all information collected by AT&T or LICENSOR from End Users and potential End Users in connection with the End Users’ or potential End Users’ use or attempted use of, or registration for, the Information Services, including, without limitation, location, location-based information, usage information in connection with the Information Service and the following identification information: the Mobile Identification Number (MIN) issued by AT&T to identify an End User and the Network Access Identifier (NAI).

“Business Day” means any day other than a Saturday, Sunday or statutory holiday in the State of New York, as applicable.

“Certified Device” means a mobile device certified in accordance with Section 3.7.

“Client Software” means the LICENSOR’s software programs with respect to the Information Services that are designed to be loaded onto and run on Certified Devices.

“Commercial Launch Date” means, with regard to each Information Service or Information Service upgrade or modification, the first date that such Information Service (or upgraded or modified Information Service) is made available to End Users on the AT&T Service.

“Confidential Information” means any information which is confidential in nature or that is treated as confidential by a Party or by any of its Affiliates and that is furnished by or on behalf of such Party or any of its Affiliates (collectively, the “Disclosing Party”) to the other Party or to any of its Affiliates (collectively, the “Receiving Party”), whether such information is or has been conveyed verbally or in written or other tangible form, and whether such information is acquired directly or indirectly such as in the course of discussions or other investigations by the Receiving Party, including, but not limited to, trade secrets and technical, financial or business information, data, ideas, concepts or know-how that is considered and treated as being confidential by the Disclosing Party. Confidential Information disclosed in tangible or electronic form shall be identified by the Disclosing Party as confidential with conspicuous markings, or otherwise identified with a legend as being confidential, but in no event shall the absence of such a mark or legend preclude disclosed information which would be considered confidential by a Disclosing Party exercising reasonable business judgment from being treated as Confidential Information by Receiving Party.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

“Data Feature Customer” means those AT&T customers that purchased the Information Service subscriptions (including trial subscriptions) directly from an AT&T sales channel and are billed via the third-party provisioning service (3PP).

“Direct Bill Customer” means those AT&T customers that have purchased a subscription to the Information Service via AT&T’s DirectBill system (currently managed by Qpass).

“End User” means any user of the AT&T Service who has purchased or otherwise rightfully acquired the Information Services.

“Exclusive Features” has the meaning set forth in Section 2.8B.

“Information Service(s)” means, collectively, the TeleNav Information Services and the White Label Information Services.

“Intellectual Property Right” means any right that is or may be granted or recognized under any federal, state or local law regarding patents, copyrights, moral rights, trade-marks, trade names, service marks, confidential information (including Confidential Information as defined herein), industrial designs, mask work, integrated circuit topography, privacy, publicity, celebrity and personality rights and any other statutory provision or common or civil law principle regarding intellectual and industrial property, whether registered or unregistered, and including rights in any Information Service for any of the foregoing.

“LICENSOR’s Marks” means those Marks of LICENSOR used by LICENSOR in conjunction with the Information Service as identified by LICENSOR in writing from time to time during the Term. Except as expressly provided in Section 2.5, the term “LICENSOR’s Marks” includes Third Party Marks.

“Location Information” means any information that identifies the geographic location of a Certified Device.

“Mark” means trade names, trademarks, service marks, logos, domain names, marks or other business identifiers of any entity.

“Person” means any individual, corporation, partnership, joint venture, association, trust or other entity or group.

“Product User Interface” means the interfaces included within the Information Service.

“Order” means any written or electronic order executed by AT&T and LICENSOR for Services in accordance with to Section 9 of this Agreement.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

“Service(s)” means any services set forth in an Order, which may include, but is not limited to, LICENSOR’s consultant, professional, technical and engineering services, hosting, maintenance, software development services, installation services, repair, training, and on-site support.

“TeleNav Information Service(s)” means, collectively, all software programs, features, functionality or information services known as “TeleNav Maps,” “TeleNav GPS Navigator” and “TeleNavTrack”, including server software hosted by LICENSOR, web-based administration services and Client Software, as may be modified in accordance with this Agreement. The TeleNav Information Services include any Third Party Content which is incorporated into any TeleNav Information Service. A description of the TeleNav Information Services is set forth in Exhibit A.

“Term” shall have the meaning ascribed to that term in Section 11.1.

“Third Party Content Provider” means any third-party content provider whose content is made available by LICENSOR hereunder.

“Third Party Marks” means those Marks of any Third Party Content Provider included within the Information Service.

“Unsuitable Information Services” means Information Services (including materials that are “hidden” or unlockable) that contain materials which (i) are unlawful, threatening, defamatory, obscene or harassing; or (ii) facilitate illegal activity, depict sexually explicit images, promote violence, promote discrimination, promote illegal activities, or incorporate any materials that infringe or assist others to infringe on any copyright, trademark, or other intellectual property rights.

“Use” includes any act, which if committed without the proper authorization of the owner of an Intellectual Property Right, would constitute an infringement of such Intellectual Property Right.

“Vendors” means the third-party vendors through which AT&T may deliver the Information Services.

“White Label Information Service(s)” means, collectively, all software programs, features, functionality or information services for the AT&T Navigator, AT&T Navigator Global Edition and the AT&T Maps, including server software hosted by LICENSOR, web-based administration services and Client Software, as may be modified in accordance with this Agreement. The White Label Information Services includes any Third Party Content which is incorporated into any White Label Information Service. A description of the White Label Information Services is set forth in Exhibit A.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

2.	GRANT OF RIGHTS

2.1 Rights Granted. LICENSOR hereby grants to AT&T and its distributors a worldwide, non-exclusive (except as to Exclusive Features), irrevocable (except as set forth in this Agreement) right and license during the Term with respect to each element of the Information Service to: (i) sell, market and promote the Information Service (or any aspect of it); (ii) copy and distribute (and sub-license its distributors to copy and distribute) the Client Software for use on Certified Devices; (iii) permit End Users to use the Information Service on Certified Devices; and (iv) use, perform, distribute, display and demonstrate the Information Service as is reasonably necessary in performing any of the activities contemplated under this Agreement. AT&T acknowledges that (i) the only component of the Information Service that may be copied and distributed by AT&T and its distributors is the Client Software; such rights do not apply to the server software included in the Information Service; and (ii) while the license grant is worldwide, the Information Service as currently provided to AT&T provides data information only for such certain designated geographical locations, as more fully described in Exhibit A. The Parties agree that the End Users’ use of the Information Service is subject to the terms and conditions of the Terms of Use (defined in Section 6.4. below).

2.2 Vendor. LICENSOR agrees that AT&T may exercise its rights and obligations under this Agreement through the services of one or more Vendors; provided, AT&T will be fully responsible for the performance of such Vendors.

2.3 Restrictions on Use of Information Service. Except as explicitly permitted in Section 2.1, AT&T shall not copy, decompile or reverse compile, reverse engineer or reverse assemble the Information Service.

2.4 Right to Use AT&T’s Marks. Subject to Section 2.6, AT&T Intellectual Property (an Affiliate of AT&T) hereby grants LICENSOR a limited, non-exclusive, non-transferable (with no right to sub-license) license to Use, reproduce, publish, display, distribute and transmit AT&T’s Marks solely for the purpose of LICENSOR providing the Services to AT&T contemplated under this Agreement: (a) on written materials promoting the AT&T Service (including the availability of the Information Service therein); (b) to the extent included in the user interfaces for the Information Services (“User Interfaces”); and (c) in connection with the marketing and promotion of the AT&T Service (including the availability of the Information Service therein). LICENSOR shall not be permitted to use any of AT&T’s Marks for any other purpose without AT&T’s prior written consent. AT&T may withdraw the use of AT&T’s Marks at any time on written notice to LICENSOR.

2.5 Right to Use LICENSOR’s Marks. Subject to Section 2.6, LICENSOR hereby grants AT&T a limited, non-exclusive non-transferable (with no right to sub-license) license to Use, reproduce, publish, display distribute and transmit LICENSOR’s Marks: (a) on written materials promoting the AT&T Service (including the availability of the Information Service therein); and (b) in connection with the marketing and promotion of the AT&T Service (including the availability of the Information Service therein). The foregoing license grants do not apply to Third Party Marks and AT&T shall not be permitted to use any of LICENSOR’s Marks or Third Party Marks for any other purpose without LICENSOR’s prior written consent.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

2.6 Use of Marks. Prior to the first Use of any of the other Party’s Marks in the manner permitted herein, the Party Using such Marks must submit a sample of such proposed Use to the other Party for its prior written approval, which may not be unreasonably withheld or delayed. LICENSOR will be responsible for obtaining any third party approvals with respect to the Use by LICENSOR of any Third Party Marks and approval by LICENSOR of any such Use will constitute approval of the Use of such Marks by AT&T. Once a Party approves a particular Use of a Mark, the approval will remain in effect for such Use until withdrawn with reasonable prior written notice. Without limiting the generality of the foregoing, each Party must strictly comply with all standards with respect to the other Party’s Marks, which may be furnished by such Party from time to time, and all Uses of the other Party’s Marks in proximity to the trade name, trademark, service name or service mark of any other Person must be consistent with the standards furnished by the other Party from time to time. Further, neither Party may create a combination Mark consisting of one or more Marks of each Party. All Uses of the other Party’s Marks shall inure to the benefit of the Party owning such Mark.

2.7 Service Level Agreement. LICENSOR shall provide the Information Services in accordance with the terms of the Service Level Agreement, attached as Exhibit C.

2.8 Exclusivity.

A. During the Term, [*****]. For purposes of clarity, the Parties agree that the YellowPages.com mobile application is permitted hereunder, provided that such service’s primary function is not [*****]. Except for the foregoing or as otherwise explicitly set forth in this Agreement, under no circumstances shall this Agreement be construed or interpreted as an exclusive dealing agreement by either Party or to restrict either Party from entering into any agreement with any other party, even if similar to or competitive with the transactions contemplated hereunder.

B. From the Effective Date until the earlier of (a) [*****] days after the Commercial Launch of an Information Service, or (b) [*****] days after the Availability Date of an Information Service for a particular operating system used by one or more Certified Devices (“Operating System”), LICENSOR will not make available to any Person, other than AT&T, for marketing or deployment in the U.S. on wireless devices with voice and data capability, the features described in Exhibit A, as AT&T-exclusive features for such Information Service on such Operating System (“Exclusive Features”). For these purposes, “Availability Date” means the date which is [*****] days after LICENSOR delivers to AT&T a version of such Information Service that is free of Material Defects (as such term is defined in Section 3.6, below).

C. In addition, prior to launching any [*****] for its TeleNav GPS Navigator products and its derivatives in the United States during the [*****] period following the initial Commercial Launch Date (and prior to making available [*****] to any third parties), LICENSOR will give written notice to AT&T describing [*****] (collectively, “Proposed Enhancements”). Such

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

notice shall be (i) subject to Section 8 and (ii) clearly identified in the subject line as referencing “Proposed Enhancements” and must be sent to “LBS Consumer/BMG Product Manager and Director” (or other AT&T designee) at the addresses provided by AT&T. Within [*****] days after the date of such notice, AT&T may elect, at its discretion, by written notice to LICENSOR, to add the Proposed Enhancements as exclusive features included within AT&T Navigator. Upon such notice, the Parties shall negotiate in good faith the terms, conditions and prices applicable with respect to such Proposed Enhancements. Nothing set forth herein shall obligate LICENSOR or AT&T to reach agreement on the Proposed Enhancements; provided that, even after such [*****] election period, but only during such [*****] period following the initial Commercial Launch Date, LICENSOR shall not offer to any carrier (including any MVNO) in the United States any pricing for the Proposed Enhancements which is [*****], and under terms and conditions [*****]. If AT&T does not elect in writing to accept a Proposed Enhancement, LICENSOR may offer the Proposed Enhancement to a third party. If the Parties reach agreement on the Proposed Enhancements, such Proposed Enhancements become an Exclusive Feature and LICENSOR shall not offer the same, nor make the same available, to any carrier (including any MVNO) for marketing or deployment in the United States for a period of [*****] days after the Availability Date of the Proposed Enhancements. For the avoidance of doubt, once an Exclusive Feature has lost its exclusivity hereunder, it will no longer be subject to exclusivity regardless of any future enhancement or release of the Information Service, unless such enhancement or release is a Proposed Enhancement agreed to by the Parties pursuant to Section 2.8C.

The foregoing notwithstanding, the Parties agree that any existing development or customized work committed to by LICENSOR and any other wireless carrier prior to the Effective Date of this Agreement, or any custom development project undertaken by LICENSOR to the extent based on the Intellectual Property Rights of any other carrier, regardless of when such custom development is committed to or undertaken by LICENSOR, shall be expressly excluded from the terms of this subsection (C).

D. In addition to the foregoing, AT&T may request in writing that LICENSOR develop and implement additional features, enhancements or developments (other than Standard Upgrades) on an exclusive basis (“Exclusive Custom Feature”). Such additional Exclusive Custom Features, which LICENSOR agrees to develop, at its sole discretion, will be subject to agreement by the Parties, including but not limited to, such terms as the cost thereof, statement of work, Intellectual Property Rights, ownership, and scope of exclusivity. If such Exclusive Custom Features are developed pursuant to an Order, AT&T will own all Intellectual Property Rights in and to such Exclusive Custom Features.

2.9 Reservation of Rights. Except as expressly provided in this Agreement, no license, express or implied, is granted to AT&T for any Intellectual Property Right of LICENSOR or any of its Affiliates. All Confidential Information, technical information, specifications, records, documentation and/or data furnished by LICENSOR hereunder shall remain the sole and exclusive property of LICENSOR. Except as expressly provided in this Agreement, no license, express or implied, is granted to LICENSOR for any Intellectual Property Right of AT&T or any of its Affiliates. All Confidential Information, technical information, specifications, records, documentation and/or data furnished by AT&T hereunder shall remain the sole and exclusive property of AT&T.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

3.	INFORMATION SERVICE AND PRESENTATION; TECHNICAL SUPPORT

3.1 LICENSOR Responsibility.

A. LICENSOR is solely responsible for creating, hosting and maintaining the Information Service. The Information Services shall be fully formatted in compliance with the written content style requirements provided by AT&T to LICENSOR prior to the execution of this Agreement (“Content Style Guide”). LICENSOR will deliver the Client Software to AT&T for (a) posting in the MEdia Mall section of the AT&T Service for sale to Direct Bill Customers, and (b) loading a stub app (pre-loaded link to enable downloading of the Client Software) for Certified Devices for sale to Data Feature Customers. AT&T may update the Content Style Guide on at least thirty (30) days’ written notice to LICENSOR and LICENSOR will use commercially reasonable efforts to comply with the Content Style Guide as revised. If LICENSOR is unable to comply with such revisions, it will so notify AT&T and the Parties will work together in good faith to resolve the issues.

B. LICENSOR will ensure that the Information Services will not include any Unsuitable Information Services. Breach of this Section 3.1 shall be subject to Section 11.3; provided, if such breach relates only to user generated content (e.g., restaurant reviews submitted by users for inclusion in an Information Service), AT&T’s sole remedy, and LICENSOR’s sole obligation, with regard to such breach shall be as set forth in Section 3.3 below.

C. LICENSOR shall use commercially reasonable efforts to comply with the “Consumer Best Practices Guidelines for Mobile Content Services” (the current version of which has been provided by AT&T TO LICENSOR), as modified by AT&T on written notice from time to time.

D. Launch of any Information Service is subject to AT&T Acceptance Testing and acceptance pursuant to AT&T’s standard testing and acceptance procedures. Subject to LICENSOR’s compliance with the other provisions of this Agreement, LICENSOR shall manage, renew, create, delete, edit and otherwise control any and all aspects of the Information Service in its sole and absolute discretion; provided, however, prior to making a material modification to any feature or functionality of any aspect of the Information Service, LICENSOR shall present such modification to AT&T for Acceptance Testing at least [*****] Business Days in advance of the proposed Commercial Launch Date.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

E. LICENSOR shall use commercially reasonable efforts to submit commercially-ready device versions of its Client Software for AT&T testing on each of the Certified Devices.

F. LICENSOR will make available to AT&T (at no additional cost to AT&T) the standard enhancements, upgrades and releases for the Information Services supported by the Certified Devices (“Standard Upgrades”) [*****] of LICENSOR’s GPS navigator products; provided, AT&T shall not be required to accept any such Standard Upgrades. All Standard Upgrades and Proposed Enhancements that are accepted by AT&T are subject to AT&T Acceptance Testing pursuant to Section 3.6. As AT&T upgrades the AT&T Service from time to time, LICENSOR will use commercially reasonable efforts to continue to upgrade the Information Service to be compatible with and perform with the upgraded AT&T Service, provided that AT&T timely informs LICENSOR of such upgrades. Standard Upgrades will be considered part of the Information Service

G. AT&T will have sole discretion to determine the branding of the White Label Information Service; provided, (a) AT&T will include a TeleNav trademark or comparable branding on the splash screen substantially in compliance with the illustration in Exhibit A and, at AT&T’s discretion, in the Information Services, or as otherwise mutually agreed by the Parties, and (b) LICENSOR may include the trademark and/or logo of Third-Party Content Providers in the Information Services (subject to AT&T’s review and prompt approval), but only to the extent contractually required of LICENSOR.

H. LICENSOR grants to AT&T a non-exclusive, non-transferable, fully paid-up license to use and display the art supplied by LICENSOR (excluding any LICENSOR Marks) and included within the user interface for the Information Services during the Term and thereafter for use in such user interfaces and in marketing and promotional materials; provided, that any use after the Term shall be limited to art included in any icon that does not include any LICENSOR Marks and user interfaces on Certified Devices that included such art as of the end of the Term.

3.2 AT&T Responsibility.

A. AT&T shall create, design, edit, manage, host and otherwise control the presentation of the AT&T Web/WAP Interfaces at its sole cost and expense. AT&T shall host the presentation of the Client Software for the Information Services through the AT&T Web/WAP Interfaces designed and maintained by AT&T. Unless otherwise agreed in writing by the Parties, AT&T shall have sole responsibility to facilitate delivery of the Client Software for the Information Services to the End Users Certified Devices from the AT&T Service at AT&T’s sole cost and expense. In addition, AT&T will use commercially reasonable efforts to [*****] Client Software for the AT&T Navigator for End Users on Compatible Devices. For these purposes, “Compatible Devices” means devices that are compatible with the Client Software and the AT&T Service and with respect to which an OEM or a mobile operating system provider is not the programmer of content and/or applications to be

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

included on the devices (e.g., iPhone would not be a Compatible Device). During the Term, AT&T will not [*****] for a service whose primary function is GPS-based turn-by-turn navigation service (e.g., a home-finder application that includes a turn-by-turn navigation service would not have turn-by-turn navigation as its primary function) on a Certified Device unless AT&T has [*****] Certified Device; provided, the foregoing restriction shall not apply (i) to any YellowPages.com software, or (ii) to actions taken by an OEM or a mobile operating system provider unless such actions were taken at the direction of AT&T, or (iii) where AT&T has requested [*****] for a specific Certified Device and [*****] such Client Software for such Certified Device.

B. AT&T will make available to LICENSOR its AGPS functionality through the run time environment of the Certified Devices.

3.3 Pull-Down Right. In addition to its other rights hereunder, AT&T may immediately remove any link between AT&T and LICENSOR, and cease distribution of the Information Service, if AT&T reasonably believes that (i) the Information Service contains any Unsuitable Information Services, (ii) the Information Service contains any materials that are reasonably inappropriate for distribution by AT&T under AT&T’s corporate standards or policies (including, without limitation, images or content that may be harmful, threatening or racially, ethically or otherwise objectionable), or (iii) LICENSOR violates any of the warranties contained in Section 7 below (“Pull Down Right”). AT&T will promptly notify LICENSOR of the removal and will promptly restore such link once the violation has been remedied. In addition, AT&T may require LICENSOR, by written notice, promptly to cease distribution of the Information Service if AT&T has a Pull Down Right. AT&T will promptly notify LICENSOR of its right to resume distribution once the violation has been remedied.

3.4 Responsibility for Costs. Except as otherwise expressly provided hereunder, each Party shall be responsible for all costs and expenses incurred by it in connection with its performance of this Agreement.

3.5 Provisioning, Integration and Training. Exhibit D sets forth the provisioning process and customer care support for the Information Services and End Users as of the Effective Date, as well as the training, marketing and product support identified in such Exhibit. LICENSOR will implement AT&T’s reasonable provisioning procedures. The Parties will work together in good faith to update such customer care support and to implement AT&T’s procedures for providing End Users with the Information Services.

3.6 Development and Certification of Information Service.

A. Testing. Timing of delivery of Client Software for Information Services will be as mutually agreed by the Parties (including mutual agreement on providing test feedback) in advance of the proposed launch. AT&T will use commercially reasonable efforts to provide LICENSOR with testing feedback promptly after receiving the Client Software. Any major

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

defects in the Information Service (i.e., a critical problem that would affect multiple entities using the Information Service) discovered during testing must be cured by LICENSOR prior to the Commercial Launch Date. If any specific software version of the Information Service fails to pass AT&T Acceptance Testing due to defects in the Information Service that prevents the proper operation of any of the primary functions of such Information Service (“Material Defect”) after [*****] notices of the deficiencies of such software version, AT&T will have the right to terminate this Agreement with respect to such Information Service only (e.g., AT&T will not be required to make such Information Service available to End Users and such Information Service will not be subject to the exclusivity restrictions in Section 2.8A), upon written notice to LICENSOR. Defects that are not caused by the Information Service (e.g., defects caused by the failure of a Certified Device to meet its specifications) shall not be the responsibility of LICENSOR and shall therefore not entitle AT&T to terminate this Agreement with respect to such Information Service. If LICENSOR desires to make a material modification to the Information Service, it may do so upon written notice to AT&T, with AT&T’s reasonable written approval and AT&T Acceptance Testing and re-certification of the Information Service prior to initiating the Commercial Launch of the modified Information Service. LICENSOR must update its marketing and support materials, such as web pages and/or advertisements, to reflect the most current Certified Devices and most current versions of the Information Service supported from time to time.

B. Trusted Certificate. LICENSOR will ensure that LICENSOR maintains “AT&T Trusted” certificates for the Information Service in accordance with the requirements of Exhibit E hereto.

C. User Interfaces. Prior to launch of any Information Service, LICENSOR will submit the user interface for such Information Service to AT&T for review and approval or disapproval.

3.7 Certified Devices. Reasonably promptly after the execution of this Agreement, AT&T will designate in writing the initial set of devices to be associated with the Client Software. Once AT&T has completed testing a device with the associated Client Software to AT&T’s sole satisfaction, and AT&T has notified LICENSOR thereof, then such device shall be deemed a “Certified Device.” No Information Service shall be launched for AT&T unless and until there is a Certified Device for such Information Service. The Parties will cooperate in conducting the testing of new models of equipment proposed for AT&T certification for use with the Information Services. AT&T may add devices to be included as Certified Devices upon no less than thirty (30) days’ written notice prior to the proposed launch thereof to LICENSOR (“Additional Devices”) and with agreement by LICENSOR; provided, agreement by LICENSOR may only be withheld with respect to a device if there are material technological reasons why LICENSOR cannot support such device. LICENSOR will use commercially reasonable efforts to ensure that the Information Service (including Client Software) operates properly on such Additional Devices.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

3.8 Information Service Upgrades.

A. Certification. If LICENSOR issues a new major release of an Information Service after the Effective Date, LICENSOR will notify AT&T of such release and will re-apply for certification of the applicable Information Service. Such certification, if granted, will be provided by AT&T to LICENSOR at no charge. In any event, if LICENSOR conducts a beta program for such release, LICENSOR will allow AT&T to participate in LICENSOR’s standard beta program. In connection with supplemental certification, LICENSOR will provide its final release candidate for AT&T Acceptance Testing when generally made available to similar distribution partners and, if AT&T determines to certify such release, AT&T will have thirty (30) business days to identify a major problem (i.e., a critical problem that would affect multiple entities using the Information Service). If AT&T has accepted such release for certification and AT&T does not so identify such an issue, then LICENSOR is authorized to provide the updated Information Service to AT&T. On the other hand, if AT&T does identify such an issue that is reproducible by LICENSOR, then LICENSOR will correct such issue(s) and AT&T will have ten (10) additional business days to conclude AT&T Acceptance Testing (or recycle through process if additional major problems are identified and reproducible).

B. Development. LICENSOR will use all commercially reasonable efforts to develop, maintain and upgrade releases to the Information Service.

C. Roadmaps. Subject to any confidentiality obligations to third parties, the Parties will meet on a quarterly basis to share future proposed applications for certification and Information Service roadmaps providing detailed feature descriptions of such applications as well as associated delivery dates, and to plan any additional marketing activities. The information shared in such meetings shall be deemed Confidential Information of the respective disclosing Party. It is understood that any proposed Information Services, roadmaps or marketing activities shared will not constitute a commitment or obligation on the part of LICENSOR to provide such Information Services, roadmaps or marketing activities.

3.9 Relationship Management.

A. Alliance Manager. Each Party will assign an Alliance Manager who will serve as the main point of contact for the other Party for matters relating to this Agreement. The Alliance Managers will be responsible for coordinating their respective Parties’ activities related to this Agreement. The Alliance Managers will also act as the first level of escalation for any issues that arise under the Agreement.

B. Pipeline Management. Not less frequently than monthly, the Alliance Managers will confer, review current opportunities and forecast expected sales of the Information Service for the next monthly and quarterly time frames. All forecasting information is non-binding and is deemed Confidential Information.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

3.10 AT&T Provided Location Information.

A. API’s. If applicable, LICENSOR must meet the requirements set forth in the Location Based Services Parlay X API Gateway Developer’s Handbook (“API”), attached hereto as Schedule 2. AT&T may update the API on at least thirty (30) days’ written notice to LICENSOR and LICENSOR will use commercially reasonable efforts to comply with the API as revised. If LICENSOR is unable to comply with such revisions, it will so notify AT&T and the Parties will work together in good faith to resolve the issues. If the Parties are unable to resolve the issues reasonably promptly, AT&T will not be required to make available to End Users the affected Information Service unless and until the issues have been resolved. Such documents also describe the Location Information to be provided by AT&T to LICENSOR to enable certain Information Services and the method for delivery of such Information Services to End Users. AT&T hereby grants to LICENSOR a limited, non-exclusive, non-transferable license to use and perform the API in accordance with the guidelines established in Schedule 2 during the Term of this Agreement.

B. Testing; Use of Location Information. In addition to AT&T’s right to reject a new Information Service, including a White Label Information Service pursuant to AT&T Acceptance Testing, AT&T will have the right to reject any Information Service in accordance with the procedures set forth in Section 3.6 above if it does not perform in compliance with the requirements of Schedule 2 or the security requirements described in Section 6 below. LICENSOR agrees that all requests for Information Services must be initiated by End Users (either through an End User’s initiation of an Information Service or an End User’s agreement to launch one or more Information Services in the future) and that LICENSOR will not initiate Information Services (or requests thereof) directly or through its APIs.

3.11 TeleNav Track Information Services. LICENSOR will provide AT&T with information related to standard implementation practice, processes and costs for the TeleNavTrack Plus and TeleNavTrack Premium Information Services. AT&T will refer customers and End Users to LICENSOR for any implementation support that may be required with regard to such Information Services. Any implementation support provided by LICENSOR for End Users for the TeleNavTrack Plus or TeleNavTrack Premium Information Services will be performed either by LICENSOR or by a LICENSOR-certified partner approved by AT&T. In either case, LICENSOR or its partner will contract directly with the End User for such implementation support, and shall be solely responsible for said implementation work. AT&T may also at its option contract with the End User for the agreed professional services and subcontract said work to LICENSOR or LICENSOR certified partners, as separately agreed by the Parties.

4.	COMPENSATION AND PAYMENT

4.1 Pricing for LICENSOR Information Services. AT&T shall charge End Users for the use of Information Service (or any aspect thereof) by End Users at prices it may designate in its sole discretion. AT&T will be responsible for all billing, collections, settlement, adjustments and related End User dispute resolution with respect to the Information Services under such terms and conditions that AT&T determines to be appropriate. The Parties agree that it is AT&T’s present intention that, if AT&T launches AT&T Maps, it will do so without charge to End Users (other than standard data usage charges).

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

4.2 Compensation. AT&T agrees that LICENSOR shall receive as compensation for the rights licensed hereunder the compensation identified in Exhibit F.

4.3 Credits. AT&T may credit End Users with the amount of any charge for the Information Services which is validly disputed by the End User.

4.4 Payments and Reports.

A. Payment Terms relating to Direct Bill Customers. The following payment terms apply to payment to LICENSOR under Exhibit F with respect to Direct Bill Customers. AT&T will calculate the Revenue Share payable to LICENSOR at the end of every calendar month and provide a report to LICENSOR of same within [*****] days of each calendar month end. LICENSOR will integrate into the AT&T designated billing platform and/or Vendor (currently Qpass for Direct Bill Customers) and use the Qpass Product ID structure. Once integrated, LICENSOR will have access to the Vendor or AT&T provided on-line reporting system. In addition, AT&T will provide a statement describing the Revenue Share due to LICENSOR, and pay such Revenue Share to LICENSOR in United States dollars, within [*****] days after the end of each calendar month through its designated billing Vendor (i.e. QPASS). If the amount owed LICENSOR for any month is less than twenty-five dollars ($25), AT&T will not mail a statement or payment until the next regular accounting period at which time the amounts owed (including withheld amounts) exceed twenty-five ($25). AT&T may, in its sole discretion, notify LICENSOR that AT&T will calculate and pay Revenue Share through AT&T’s third-party provisioning process or another process (“Substitute Process”) with respect to Direct Bill Customers. In such case, LICENSOR will use commercially reasonable efforts to integrate into such Substitute Process and the Parties will mutually agree in writing on the payment terms for such Substitute Process.

B. Payment Terms Relating to Data Feature Customers. The following payment terms apply to payment to LICENSOR under Exhibit F with respect to Data Feature Customers. LICENSOR will cooperate with AT&T to implement any necessary software interfaces or manual processes required to enable the appropriate billing, reconciliation and settlement of End User charges using existing versions of AT&T’s billing and accounts payables systems, as may be updated from time to time. Within [*****] business days after the last day of the month, LICENSOR shall invoice AT&T for amounts owed with respect to Data Feature Customers in accordance with Exhibit F. AT&T shall pay all such invoices within [*****] days of receipt of invoice. AT&T may, in its sole discretion, notify LICENSOR of a Substitute Process with respect to Data Feature Customers. In such case, LICENSOR will use commercially reasonable efforts to integrate to such Substitute Process and the Parties will mutually agree in writing on the payment timing and process for such Substitute Process.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

C. Offset. In the event that LICENSOR fails to pay AT&T for any amounts due and owing under this Section, in addition to any other remedies available at law or under the Agreement, AT&T will have the right to recoup or offset such amounts against any amounts AT&T owes LICENSOR under this Agreement.

D. Report. LICENSOR agrees to provide the following reports to AT&T:

i. Within [*****] business days after the last day of each month, LICENSOR will provide AT&T with a report containing the number End Users subscribed to all Information Services collectively.

ii. Within [*****] business days after the last day of the month, LICENSOR will provide AT&T with a monthly report detailing AT&T’s share of revenue generated from either mobile advertising or other revenue generating activities for which revenue is collected by LICENSOR.

iii. With respect to Data Feature Customers, LICENSOR agrees to submit to AT&T, beginning no later than ninety (90) days from the Effective Date, a monthly report of the number of End Users upgraded from AT&T Maps to AT&T Navigator in the prior month.

iv. LICENSOR shall provide AT&T a quarterly report summarizing the trends and most common technical support issues received by LICENSOR each quarter.

v. Each Party may reasonably request additional reports from the other Party LICENSOR in connection with its support and development of the Information Services and the Party receiving such request will use commercially reasonable efforts to provide such reports (subject, in the case of AT&T, to compliance with AT&T’s privacy policies).

E. Books and Records. Each Party agrees to maintain accurate books and records regarding the payments made under this Agreement. Each statement for amounts payable will be deemed final and binding unless a Party provides written notice of its specific objections thereto within [*****] of the date on which such statement was due. During the [*****] period following a Party’s receipt of any statement from the other Party, a certified public accountant acting on an auditing Party’s behalf may inspect the other Party’s books and records related to that statement at reasonable times upon at least fifteen (15) days’ prior written notice, at the auditing Party’s expense, to ensure that payments have been accurate. Any such accountant must agree to maintain the confidentiality of the books and records being inspected.

F. Demo Accounts. LICENSOR will provide up to [*****] demo accounts for AT&T sales and marketing team at no charge, for use only by AT&T personnel (and embedded contractors) and AT&T’s direct and indirect dealers for demonstration and will provide its customary maintenance (i.e., bug fixes, error corrections, workarounds, modifications and updates) for these Information Service licenses. All such demonstration licenses will terminate upon the expiration or termination of this

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Agreement. The Parties further agree that AT&T may offer promotional free trials to potential End Users for up to [*****] days without payment to LICENSOR as long as the trial enables the End User to subscribe to the Information Service at the end of the trial period through either an opt-in or opt-out process, and the trial is limited to only one (1) trial per potential End User within any [*****] month period and there shall be no intentional effort to provide a specific End User with more than one trial.

G. Devices. AT&T will provide LICENSOR a reasonable number of wireless devices and voice/ data lines for development, sales and marketing at no charge.

H. Map Content Required for the Information Services. If AT&T is able to secure map content required for the Information Services from maps suppliers at a lower cost than what is available to LICENSOR for inclusion within the Information Service, the parties will negotiate in good faith an amendment to this Agreement (including revisions to Exhibit F) to take advantage of such lower cost.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

5.	ADVERTISING AND MARKETING

5.1 AT&T Marketing Campaigns. AT&T shall create, implement and administer direct marketing and promotional campaigns designed to promote the availability of the Information Service on the AT&T Service both to existing and potential End Users including, without limitation, MEdianet and MEdiaMall, retail stores, print, TV, radio advertising, dealers, direct mail, SMS marketing and website advertising as AT&T deems appropriate. In addition, AT&T will, at its discretion, (a) train and commission its business-to-business sales channel and any other appropriate channels to sell the Information Service, (b) create relevant external customer-facing collateral materials to promote the Information Service, which may, at AT&T’s discretion, include the creation of a data sheet, case study, and white paper that will be available in printed and electronic form, and (c) promote the Information Services on its business website with a lead capture and follow-up process. AT&T will work with LICENSOR to identify joint participation in tradeshow opportunities or other applicable events to co-market the Information Services.

5.2 LICENSOR Marketing Campaigns. LICENSOR may, in its discretion, engage in a marketing campaign to promote the Information Service and market the availability of the AT&T Service in connection with its marketing activities. LICENSOR shall provide marketing and sales support which AT&T may reasonably request from time to time which shall include: (a) up to [*****] sales and marketing full time employees to support launch services as needed; and (b) ongoing support as mutually agreed from time to time with respect to product strategy, planning, pricing strategy, promotional incentives, messaging and market positioning, customer research as well as trade show and launch event support.

5.3 Publicity. Neither Party may issue or release for publication any articles or publicity matter relating to the work performed hereunder or mentioning or implying the name of the other Party without the prior written consent of such Party.

5.4 Commerce. LICENSOR agrees not to use any billing service through the Information Service other than subscription fee billed by AT&T to End User, without first obtaining AT&T’s written consent.

5.5 Advertising. Subject to the following provisions, Advertisements are permitted on the Information Services. [*****] shall determine the type, amount, location and format of Advertisements that may be delivered through the Information Services (“Advertising Inventory”). For each type of Advertisement that [*****] has approved, [*****] third-party advertising network shall provide sales and serving of the Advertising Inventory. If [*****] third party advertising network is unable to provide ad sales and ad serving functionality for a given type of approved Advertisement, then [*****] shall be permitted to provide such sales and serving functionality for the Advertising Inventory associated with that specific type of Advertisement subject to the restrictions in [*****]. “Advertisements” means any links, pointers, sponsorships, buttons, banners, graphics, images, listings, or any other placements or

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

promotions or similar services to the extent used for advertising or referral sales, but specifically excludes Mobile Search Ads. “Mobile Search Ad” means sponsored advertising search results. “AT&T Inventory” means Advertisements provided by AT&T or by a third-party advertising network acting on behalf of AT&T.

5.5.1 LICENSOR Inventory Revenue Share. LICENSOR shall, on a monthly basis, pay AT&T [*****] of Net Media Revenue for LICENSOR Ads (“LICENSOR Inventory Revenue Share”). “Net Media Revenue” means the gross revenue received by LICENSOR with respect to LICENSOR Ads (whether on a sponsorship, cost-per-click or other basis), subject to the remainder of this Section 5.5, less Approved Costs, not to exceed ten percent (10%). “Approved Costs” means the following actual costs incurred by LICENSOR in support of mobile advertising: media placement, commissions and discounts allowed or paid to advertising agencies.

5.5.2 AT&T Inventory Revenue Share. AT&T shall, on a monthly basis, pay LICENSOR [*****] of Net Media Revenue for the sale of AT&T Inventory (“AT&T Inventory Revenue Share”). “Net Media Revenue” means the gross revenue received by AT&T with respect to AT&T Inventory (whether on a sponsorship, cost-per-click or other basis), subject to the remainder of this Section 5.5, less Approved Costs, not to exceed ten percent (10%). “Approved Costs” means the following actual costs incurred by AT&T in support of mobile advertising: media placement, commissions and discounts allowed or paid to advertising agencies.

5.5.3 Third-Party Advertising Network. In the event LICENSOR wishes to use a third party advertising network to handle any LICENSOR Ads, [*****] advertising network or to contract directly with the same or another third-party advertising network to handle such LICENSOR Ads; provided that [*****]. If [*****] under this Section 5.5.3, then [*****] a third party advertising network to handle any LICENSOR Ads [*****].

5.5.4 YellowPages.com. Local listings on the Information Service will be provided by YellowPages.com. In that regard, all revenues (including Advertisement revenues) generated by YellowPages.com are outside the scope of this Agreement and not subject to revenue share; provided, if YellowPages.com executes a separate agreement with LICENSOR to enable a static LICENSOR map service with the ability of users to upgrade to the Yellow Pages version of the AT&T Navigator Information Service (i.e., Yellow Pages Navigator and not AT&T Navigator), such upgrades to the Information Service will be covered by this Agreement.

5.5.5 Payment; Accounting and Reporting. All amounts payable by LICENSOR for AT&T Inventory Revenue Share or by AT&T for LICENSOR Inventory Revenue Share (collectively, “Advertising Revenue Share”) are due and payable [*****] days after the end of each month in U.S. dollars to the address indicated by the payee in writing. All such payments must be accompanied by a report that sets forth the following information for the period: Advertising Revenue Share, Approved Costs and gross revenue (including the value of barter received, if applicable). In addition, each Party will provide such backup documentation as is reasonably requested by the other Party to support Advertising Revenue Share payments. The provisions of Section 4.4 (c) will apply to Advertising Revenue Share payments.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

5.5.6 Compliance with Guidelines; Navigation. Advertisements must comply with the following guidelines (“Approved Guidelines”): (i) the Mobile Marketing Association’s Mobile Web Banner guidelines located at http://www.mmaglobal.com/mobileadvertising.pdf (provided, if a published AT&T advertising standard differs from the MMA guidelines, the AT&T standard will apply) and (ii) AT&T Mobility guidelines for mobile content and advertising attached hereto as Schedule 1, and (iii) AT&T guidelines for use of Location Information. AT&T will have the right to make changes to such Approved Guidelines on ninety (90) days’ notice to LICENSOR. LICENSOR will use commercially reasonable efforts to comply with the Approved Guidelines as revised. If LICENSOR is unable to comply with such revisions, it will so notify AT&T and the Parties will work together in good faith to resolve the issues. If the Parties are not able to resolve the issues reasonably promptly, LICENSOR will not sell or deliver Advertisements unless and until the issues are resolved. LICENSOR will, and will make commercially reasonable efforts to cause advertisers to, provide a “back link” from advertiser microsites or other pages to the appropriate LICENSOR Page. In no event may LICENSOR disable or otherwise restrict End Users’ ability to return from advertising microsites to the appropriate LICENSOR Pages via the use of the “back button” functionality of the device (e.g., “back” soft key).

5.5.7 Termination Rights. LICENSOR’s right to serve LICENSOR Ads may be terminated on written notice to LICENSOR by AT&T at any time.

6.	USER DATA; SERVICE SECURITY

6.1 Restrictions on Use of AT&T User Data. LICENSOR agrees that it will only use AT&T User Data to perform its obligations under this Agreement and as otherwise set forth in this Section 6.1. User Data will be considered AT&T’s Confidential Information. LICENSOR will not use any AT&T User Data for direct marketing or promotions. All uses by LICENSOR of AT&T User Data must be in compliance with AT&T’s privacy policies as provided by AT&T to LICENSOR from time to time. As of the Effective Date, AT&T’s current privacy policy can be found at http://www.att.com/wireless/privacy. LICENSOR further agrees not store any Location Information that is specifically identifiable with an End User except to deliver and support the Information Services, subject to compliance with AT&T’s privacy policy. LICENSOR will not distribute AT&T User Data to any third party without the prior written approval of AT&T. [*****] LICENSOR acknowledges that AT&T owns all AT&T User Data.

6.2 Connectivity; Security Requirements. LICENSOR agrees to comply with the connectivity and security requirements identified in Exhibits G and H hereto.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

6.3 Nondiversion of AT&T Customers. At all times during the term of this Agreement and afterwards, neither LICENSOR nor any successor entity to LICENSOR or permitted assignee may use any AT&T User Data or any information regarding the identity of AT&T’s customers or the usage or habits of Users of the Information Service, to solicit, divert, or attempt to divert any such customer or End User from patronizing the AT&T Service. Nothing in this Section 6.3 shall be deemed to limit LICENSOR’s rights to use AT&T Data in aggregated form as set forth in Section 6.1 above.

6.3.1 Nondiversion of Certain Licensor Customers. Unless otherwise mutually agreed by the Parties or as expressly provided herein, AT&T will not target Legacy Business Customers or Legacy Consumer Customers to solicit such customers to convert the LICENSOR services to which they subscribed as of the Effective Date to the Information Services.

6.4 Terms of Use. Promptly after the execution hereof, the Parties will mutually agree in writing on the end user terms of use with respect to the White Label Information Service (“Terms of Use”). Thereafter, AT&T may make non-material modifications to the Terms of Use from time-to-time. Any material modification will require the mutual written agreement of the Parties.

6.5 End User Privacy. LICENSOR agrees that with respect to Location Information, it will, and it will ensure that the Information Service will, (i) comply with the Location Based Services Developer’s Privacy Guide attached as Schedule 3, (ii) comply with AT&T’s Privacy Policy, currently located at http://www.wireless.att.com/privacy, (iii) comply with AT&T security requirements, the current version of which is attached as Exhibit H (“Security Requirements”), and (iv) comply with the Terms of Use, provided LICENSOR is provided with written notice of any changes to such policies, terms and requirements.

6.6 Audits. AT&T, at its expense, and upon reasonable advance written notice to LICENSOR, has the right to examine or audit LICENSOR’s records and physical plant on an annual basis in order to verify compliance with the provisions in this Section 6. Any such audit must be conducted, to the extent possible, in a manner that does not interfere with the ordinary business operations of LICENSOR and AT&T will comply with LICENSOR’s customary security and confidentiality procedures in connection therewith.

7.	WARRANTY

7.1 Mutual Representations. Each Party represents and warrants to the other Party that (a) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (b) its execution of this Agreement by such Party and performance of its obligations hereunder do not and will not violate any agreement to which it is a Party or by which it is bound; and (c) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

7.2 Warranties by LICENSOR. LICENSOR warrants to AT&T that: (a) it has all necessary rights in and to the Information Service and LICENSOR’s Marks (including Third Party Marks) for Use within the scope of this Agreement, and has the power and authority to authorize the Use of any and all Intellectual Property Rights which it purports to authorize hereunder, free and clear of

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

any and all security interests, liens, claims, charges or encumbrances; (b) the Information Service, as delivered to AT&T, and any and all other materials provided to AT&T by LICENSOR pursuant to this Agreement, and the Use thereof by AT&T in accordance with this Agreement, will not infringe upon or violate any applicable laws or regulations or any rights of third parties, including, but not limited to, laws, regulations and rights concerning infringement or misappropriation of Intellectual Property Rights, or defamation and libel; (c) to the extent that LICENSOR is required under this Agreement to obtain any rights, licenses, permissions, clearances and/or approvals necessary in connection with the performance of this Agreement and/or AT&T’s exercise of the rights granted to AT&T hereunder, LICENSOR has done so; and (d) that the Information Service shall not contain any unlawful material.

Without limiting the generality of the foregoing provisions of this Section 7.2, as between LICENSOR and AT&T, LICENSOR shall be solely responsible for (i) all fees, royalties and other amounts of any kind or nature payable to record companies, artists and all other royalty participants resulting from sales and other permitted exploitation of the Information Service in accordance with this Agreement, (ii) all mechanical royalties, public performance royalties and all other amounts of any kind or nature payable to publishers or other owners of copyrighted musical compositions, spoken word and other materials embodied in the Information Service, (iii) all fees, royalties and other amounts of any kind or nature payable to artists, celebrities and other third parties in connection with the use of their names, images, voices, and likenesses as part of the Information Service, (iv) all payments that may be required under union or guild collective bargaining agreements with respect to the Information Service and the use thereof in accordance with this Agreement, and (v) any and all other royalties, fees or other amounts required to be paid to any and all third parties with respect to the use and exploitation of the Information Services in accordance with this Agreement.

7.3 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, BOTH PARTIES’ SERVICES, INFORMATION, INFORMATION SERVICE AND OTHER MATERIALS ARE PROVIDED ON AN “AS IS,” “AS AVAILABLE” BASIS. EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT: (1) NEITHER PARTY MAKES ANY WARRANTY THAT ITS INFORMATION SERVICE (IN THE CASE OF LICENSOR) OR AT&T SERVICE (IN THE CASE OF AT&T) WILL BE UNINTERRUPTED, SECURE OR ERROR FREE; AND (2) EACH PARTY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATERIALS PROVIDED UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR PERFORMANCE. THE PARTIES ACKNOWLEDGE THAT USE OF ANY DATA OR INFORMATION OBTAINED BY END USERS THROUGH EITHER PARTY’S INFORMATION SERVICE OR SERVICE IS AT SUCH END USERS’ OWN DISCRETION AND RISK, AND THAT END USERS WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE RESULTING FROM USE OF THAT SERVICE.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

8.	CONFIDENTIALITY

8.1 Use/Safeguarding Confidential Information. Receiving Party shall not use Disclosing Party’s Confidential Information for any purpose other than to exercise or perform its rights or obligations under this Agreement. Receiving Party shall not, without the prior written consent of Disclosing Party, copy or otherwise reproduce Disclosing Party’s Confidential Information, or disclose, disseminate or otherwise communicate, in whole or in part, Disclosing Party’s Confidential Information to any third party except to officers, directors and employees of Receiving Party (and, in the case of AT&T, to any Vendor) who need to know the Confidential Information and who will have undertaken to treat the Confidential Information in accordance with the provisions of this Section. Receiving Party further agrees that it shall safeguard Disclosing Party’s Confidential Information from disclosure using efforts no less commensurate with those Receiving Party employs for protecting the confidentiality of its own Confidential Information which it does not desire to disclose or disseminate, but in no event less than reasonable care. If Receiving Party becomes compelled by law, subpoena or order of court or administrative body (collectively, “Requirement”) to disclose any Disclosing Party’s Confidential Information, Receiving Party shall be entitled to disclose such Confidential Information provided that: (i) Receiving Party provides Disclosing Party with prompt prior written notice of such requirements to allow Disclosing Party to take any necessary action to safeguard the Confidential Information; and (ii) if required to do so, Receiving Party shall furnish only that portion of Disclosing Party’s Confidential Information which is legally required to be disclosed and shall exercise its best efforts to obtain assurances that Confidential Information will be treated in confidence. To the fullest extent permitted by law, the Receiving Party will continue to protect as confidential and proprietary all Confidential Information disclosed in response to such Requirement. The Parties’ rights and obligations under this Section 8 shall survive and continue in effect until [*****] years after the expiration or termination date of this Agreement with regard to all Confidential Information exchanged during the term of this Agreement. Thereafter, the Parties’ rights and obligations hereunder shall survive and continue in effect with respect to any Confidential Information that is and remains a trade secret protected under applicable law.

8.2 Exceptions. Notwithstanding anything to the contrary herein, the following will not constitute “Confidential Information” for the purposes of this Agreement: (i) information that Receiving Party can show, by documented and competent evidence, was known by it prior to the disclosure thereof to it, or independently developed by it, in both cases, without using the Confidential Information; (ii) information that is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by Receiving Party in breach of this Agreement; (iii) information that is or becomes available to Receiving Party on a non-confidential basis from a source other than Disclosing Party, provided that such source is not known by Receiving Parry to be subject to any prohibition against transmitting the information to Receiving Party; or (iv) information for which Disclosing Party has authorized the relevant disclosure or other use.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

8.3 Remedies. Receiving Party agrees that Disclosing Party may be irreparably injured by a breach of Section 8 and that Disclosing Party may be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court to prevent breaches of Section 8 and to enforce specifically the terms and provisions hereof in any action instituted in any court having; subject matter jurisdiction, in addition to any other remedy to which Disclosing Party may be entitled at law or in equity in the event of any breach of the provisions hereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of Section 8 but shall be in addition to all other remedies available at law or in equity.

8.4 Return of Confidential Information. Upon the Disclosing Party’s request and, in any event, when this Agreement has expired or terminated, the Receiving Party will, upon request of the Disclosing Party, promptly return to the Disclosing Party or destroy:

A. all Confidential Information that has been supplied by the Disclosing Party and is in the Receiving Party’s possession or control; and

B. all copies, notes, summaries, extracts, analyses, studies, or other materials, or part thereof, that were created by the Receiving Party, to the extent they are based on or contain Confidential Information of the Disclosing Party.

8.5 Certification. Upon the Disclosing Party’s request, a senior officer of the Receiving Party shall certify in writing on behalf of the Receiving Party that all Confidential Information required to be returned or destroyed pursuant to this Agreement has been returned or destroyed, as applicable.

9.	PROPERTY RIGHTS

9.1 AT&T. As between AT&T and LICENSOR, AT&T reserves and retains all right, title, and interest, including but not limited to all Intellectual Property Rights in the technology used by AT&T in connection with this Agreement, and no title to or ownership of any of such technology is transferred to LICENSOR or any other Person under this Agreement. As between the Parties, AT&T retains all Intellectual Property Rights and all other right, title, and interest in and to the AT&T Service, the AT&T Marks, the AT&T User Data, and the AT&T Web/WAP Interfaces and any pre-existing intellectual property of AT&T. LICENSOR obtains no right to use AT&T Intellectual Property Rights beyond the term of this Agreement.

9.2 LICENSOR. As between AT&T and LICENSOR, LICENSOR reserves and retains all right, title and interest, including but not limited to all Intellectual Property Rights in the technology used by LICENSOR in connection with this Agreement, and no title to or ownership of any of such technology is transferred to AT&T or any other Person under this Agreement. As between the Parties, LICENSOR retains all Intellectual Property Rights and all right, title, and interest in and to the Information Service and the LICENSOR Marks (other than AT&T Marks). LICENSOR expressly agrees that AT&T retains all ownership in the Product User Interfaces, but limited to only the elements of such user interfaces that were customized for AT&T (such as AT&T colors, AT&T design elements, AT&T Navigator name and AT&T buttons added to the Information Services), (ii) AT&T will own all Intellectual Property Rights in and to the Work Product as provided in Section 9.5 below.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

9.3 Escrow. Within thirty (30) days of a written request from AT&T, LICENSOR shall deposit the source code and any other Design Material (as such term is defined in the Escrow Agreement attached as Schedule 4 (“Escrow Agreement”)) necessary to enable AT&T to maintain the Software, including Documentation (as such terms are defined in the Escrow Agreement), into an escrow account pursuant to an escrow agreement substantially in the form of the Escrow Agreement, with an escrow agent (the “Escrow Agent”) satisfactory to AT&T. Whenever a change is made to the source code during the term of the Escrow Agreement, the revised source code and related Documentation shall promptly be deposited into such escrow account. For the avoidance of doubt, the Parties agree that failure on LICENSOR’s part to achieve the terms [*****] shall not constitute a material breach for purposes of a Release Condition, as such term is [*****].

9.4 Further Assurances. Each Party will take, at the other Party’s expense, such action (including, without limitation, execution of affidavits or other documents) as the other Party may reasonably request to effect, perfect, or confirm such other Party’s ownership interests and other rights as set forth above in this Section 9.

9.5. AT&T Owned Work Product.

A. The Intellectual Property Rights set forth in this Section 9.5 shall be applicable when (i) AT&T funds the Services, as evidenced in the applicable Order or (ii) LICENSOR performs Services pursuant to specifications or requirements documentation under an Order. An Order will be effective only when mutually agreed in writing by both Parties. In the case of LICENSOR, an Order only will be effective if signed by its Chief Executive Officer or Chief Financial Officer. Ownership of and all rights in all content, developments, software and work product resulting from work performed by LICENSOR under an Order (“Work Product”) including all Intellectual Property Rights vests exclusively in AT&T regardless of whether the Work Product was created solely by Supplier or jointly by the Parties. The Parties expressly agree to consider as a “work made for hire” any Work Product that qualifies as such under the laws of the United States or other jurisdictions. To the extent that the Work Product does not qualify as a “work made for hire” or where necessary for any other reason, LICENSOR hereby assigns to AT&T all such right, title and interest in such Work Product, and covenants to provide all reasonable assistance, including providing technical information relating to the Work Product and executing all documents of assignment (and cause its employees to provide such information and execute such documents) which AT&T may deem necessary or desirable to perfect its ownership interest in such Work Product, including trademark, patent or copyright applications, or otherwise, in such Work Product. Subject to the terms of the Order, if the Work Product contains materials LICENSOR or others previously or independently developed, LICENSOR grants and agrees to grant to AT&T, or obtain for AT&T, a perpetual, worldwide,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

assignable, transferable, royalty-free license to use, copy, modify, distribute, publicly display, publicly perform, import, manufacture, have made, sell, offer to sell (whether directly or through channels of distribution), exploit and sublicense such materials (and have others do any of the foregoing acts on AT&T’s behalf), but only as a part of AT&T’s exercise of its rights in the Work Product. Any such license shall include AT&T’s right to grant an unrestricted, royalty-free license to its Affiliates. LICENSOR shall place a copyright or other proprietary notice on the Work Product at AT&T’s written request. The Work Product shall constitute AT&T’s Confidential Information under this Agreement.

B. In the event LICENSOR wishes to obtain a license from AT&T to any Work Product, and where there is mutual benefit to LICENSOR and AT&T, the Parties agree to negotiate in good faith, under separate written agreement, mutually agreeable terms and conditions, and to execute and comply with such terms and conditions between LICENSOR and AT&T Intellectual Property, the exclusive third party authorized licensor of AT&T’s intellectual property, to grant such license to LICENSOR to the Work Product or intellectual property.

C. In the event of any conflict between the terms of the Order and this Section 9.5 or otherwise in this Agreement, the terms of the Order will control.

10.	INDEMNITY

10.1 General Indemnification. Each Party (the “Indemnifying Party”) will defend, indemnify, and hold harmless the other Party (the “Indemnified Party”), and the respective directors, officers, employees, suppliers, and agents of the Indemnified Party, from and against any and all claims, costs, losses, damages, judgments, and expenses (including reasonable attorneys’ fees) (collectively, “Claims”) arising out of or in connection with any third party claim alleging: (i) any breach of such Party’s representations or warranties or covenants set forth in this Agreement; or (ii) that any advertisements or other content or materials served or submitted by such Party to or through the Information Service, as the case may be, contains any material that is obscene, libelous, or defamatory, or infringes any Intellectual Property Rights or other rights of any third party. In addition, LICENSOR, as Indemnifying Party, will indemnify AT&T, as Indemnified Party, from and against any and all Claims related to the goods and services delivered by LICENSOR through the Information Service. The obligations of the Indemnifying Party are subject to the requirements that (a) the Indemnified Party notify the Indemnifying Party in writing within a reasonable time after the Indemnified Party is promptly notified of a claim (provided, failure to provide timely notice will not alter the Indemnifying Party’s duties hereunder except to the extent such Party is materially prejudiced thereby); (b) the Indemnifying Party have sole control of the defense of the claim (except that, if an Indemnified Party elects to do so, it may participate in the defense at its own expense) and all related non-monetary settlement negotiations (it being agreed that any non-monetary terms shall require the prior written approval of the Indemnified Party, not to be unreasonably withheld or delayed); and (c) the Indemnified Party provides the Indemnifying Party with assistance, information, and authority necessary for the Indemnifying Party to perform its obligations under this Section; provided always that the Indemnified Party will not be required to admit liability under any circumstances. Reasonable out-of-pocket expenses incurred by an Indemnified Party in providing such assistance must be reimbursed by Indemnifying Party thirty (30) days from the date of receipt of an account of such expenses. The obligations of the Parties as set forth in this Section survive expiration or termination of this Agreement.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

10.2 Intellectual Property Infringement Indemnity.

A. LICENSOR will defend, indemnify and hold harmless AT&T, its Affiliates, distributors and customers (and the owners, directors, employees and agents of each of them) (the “IP Indemnified Parties”) from and against any and all losses, costs, damages, expenses, liabilities, demands, claims, actions and lawsuits (including without limitation consultant, attorney and other legal fees, collectively, “Losses”) that may be asserted against, incurred or suffered by, imposed on, or awarded against any IP Indemnified Party to the extent arising out of or in connection with, any allegation, threat, demand or claim (or settlement thereof) that the Information Service, whether alone or in combination with the Certified Devices or AT&T’s wireless network (except to the extent the Certified Devices or AT&T’s cellular network infringe without the combined use of the Information Service) infringe, dilute, tarnish, or misappropriate any copyright, [*****] patent, right of publicity trademark, trade secret, [*****] or license of any third party person or entity (an “Infringement Claim”). The IP Indemnified Parties shall promptly notify LICENSOR in writing of an Infringement Claim and shall reasonably cooperate with LICENSOR. The IP Indemnified Parties will allow LICENSOR the sole control of its defense (except that if an IP Indemnified Party elects to do so, it may participate in the defense at its own expense) and all related monetary settlement negotiations (it being agreed that any non-monetary terms, including any licensing terms, of any settlement of an Infringement Claim that directly affects the IP Indemnified Party shall require the prior written approval of the IP Indemnified Party, not to be unreasonably withheld or delayed) and provided that an IP Indemnified Party shall not be required to admit liability under any circumstances.

The Parties agree that indemnity for any Services provided hereunder will be as set forth in the applicable Order.

B. In the event an Infringement Claim is made against LICENSOR, its Affiliates, or any IP Indemnified Party, LICENSOR shall reasonably assist the IP Indemnified Party to assess if the use of the Information Service infringes any asserted patent claim [*****] information to assess the Infringement Claim; provided, that (1) such information [*****] will only be used for assessing the Infringement Claim regarding the Information Service (and not for any other service), and (2) [*****] (a) the Parties will execute a standard joint defense agreement (the Parties not to unreasonably withhold agreement to any such joint defense agreement), and (b) LICENSOR will not be required to [*****] in the reasonable opinion of LICENSOR, [*****].

C. If following an infringement assessment, either Party believes in its reasonable discretion that there is a possibility that the use of any Information Service or related documentation infringes a third party’s patent or utility model, such Party may, upon written notice to the other Party (and subject to Section 10.2D in the case of LICENSOR), terminate this Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

D. In the defense or settlement of an Infringement Claim and prior to exercising its termination right under paragraph C above, LICENSOR shall either (i) procure for AT&T, at LICENSOR’s expense, the right to continue using the alleged infringing Information Services, or (ii) modify or replace the Information Services that are non-infringing and that are substantially similar and functionally equivalent while retaining the quality of the original Information Services, in each case so that AT&T shall be able to continue to provide the Information Service. If neither option (i) nor (ii) is commercially feasible, LICENSOR may terminate this Agreement, in which case, unless prevented by an injunction or otherwise, AT&T shall be able to continue to provide the Information Service to existing customers for the greater of the duration of the customer’s then-current contract or [*****] months, but in no event exceeding [*****] months from the date of termination of the Agreement. Termination under this subsection D means that AT&T shall not add any new End Users from the date of termination. Such termination or failure to so terminate shall not in any manner limit LICENSOR’s indemnification obligations under this Agreement.

E. Notwithstanding the foregoing, LICENSOR assumes no liability under this Section 10.2 for Infringement Claims to the extent they arise directly from: (i) unauthorized modifications of the Information Service by AT&T if such Claim would have been avoided in the absence of such modifications; (ii) any unauthorized use of the Information Service in combination with the AT&T Service or other products, devices, software or systems not provided by LICENSOR (other than use in combination with the Certified Device itself), if such Claim would have been avoided but for such unauthorized combination; or (iii) AT&T’s failure to allow LICENSOR (promptly after the alleged infringing use and with timely and after reasonable written notice by LICENSOR to AT&T) to implement modifications to the Information Service, which modifications have passed AT&T Acceptance Testing in accordance herewith and that are necessary to avoid or to reduce the risk of an Infringement Claim; provided that (i) such modifications are made available by LICENSOR at no additional cost, (ii) such modifications meet or exceed all applicable specifications and provide substantially similar functionality to the modified product or service, and (iii) LICENSOR bears sole responsibility for any expenses reasonably incurred in connection with implementing the modifications.

F. THIS SECTION 10.2 STATES THE ENTIRE LIABILITY OF LICENSOR FOR INFRINGEMENT CLAIMS AND ACTIONS.

10.3 LIMITATION OF LIABILITY. EXCEPT FOR CLAIMS FOR BREACH OF SECTIONS [*****], IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR LOSS OF PROFITS, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTHING IN THIS SECTION WILL LIMIT A PARTY’S OBLIGATION TO DEFEND AND INDEMNIFY THE OTHER PARTY UNDER THIS SECTION 10 FOR ACTIONS BROUGHT BY THIRD PARTIES, EVEN IF SUCH ACTIONS INCLUDE CLAIMS FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

10.4 EXCEPT FOR ANY BREACH OF SECTIONS [*****], THE PARTIES’ RESPECTIVE OBLIGATIONS UNDER SECTION [*****], AND EITHER PARTY’S PAYMENT OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED TO THE OTHER PARTY UNDER ANY SECTION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS OF [*****].

11.	TERM, TERMINATION AND TRANSITION

11.1 Term/Renewal. This Agreement shall have a term (the “Term”) commencing on the Effective Date and ending on the date which is three (3) years from the Effective Date (the “Initial Term”). After the expiration of the Initial Term, this Agreement will be automatically renewed for successive one (1) year terms (each, a “Renewal Term”) until terminated by either Party with at least sixty (60) days’ written notice prior to the end of the Initial Term or any Renewal Term. The Initial Term and any Renewal Term are collectively referred to as the “Term”.

11.2 Insolvency. Either Party may immediately terminate this Agreement, upon written notice to the other Party, if such other Party is subject to proceedings in bankruptcy or insolvency, voluntarily or involuntarily, if a receiver is appointed with or without the other Party’s consent, if the other Party assigns its property to its creditors or performs any other act of bankruptcy or if the other Party becomes insolvent and cannot pay its debts when they are due.

11.3 Material Breach. Either Party (the “Terminating Party”) may terminate this Agreement in the event of a material breach by the other Party (the “Defaulting Party”) of its obligations hereunder, provided that such breach in the Terminating Party’s reasonable opinion is not cured by or on behalf of Defaulting Party within [*****] Business Days of written notification by the Terminating Party of such breach.

11.4 Obligations Upon Termination; Survival; Wind Down Period. LICENSOR agrees that, upon the expiration of this Agreement or termination of this Agreement by AT&T under Sections 11.2 or 11.3, AT&T may elect (on written notice to LICENSOR) to have LICENSOR continue to provide the Information Service to End Users who have subscribed to the Information Service on or before such expiration or termination (“Wind Down Users”). If AT&T makes such election, the Parties will continue to meet their obligations hereunder with respect to such Wind Down Users (but no new End Users will be added) for a period equal to the remainder of the Wind Down Users’ then-current contracts (in the case of auto-renewing monthly contracts, this shall not be longer than [*****] days), but in no event longer than [*****] months (“Wind Down Period”). For the avoidance of doubt, upon the termination of the Wind Down Users’ then-current contract, Wind Down Users will be free to contact LICENSOR directly to continue services provided by LICENSOR outside the scope of this Agreement. Except as specifically provided above, upon the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

expiration or termination of this Agreement, all rights and obligations of the Parties will cease to be effective as of the date of the termination or expiration; provided that all provisions of this Agreement that reasonably may be interpreted or construed as surviving will survive, including but not limited to any obligations necessary to comply with the post-termination obligations of this Section. (To be clear, upon the termination or expiration of this Agreement, AT&T shall cease its marketing, promotion, offering and selling of the Information Service.)

11.5 No Prejudice. Except as otherwise provided above, the Parties’ right to terminate this Agreement is without prejudice to, and shall not affect any other remedies available to, the Parties.

11.6 Transition. The Parties will continue to honor their respective obligations under the Wireless Information Agreement (subject to the termination provisions therein) until [*****] products and services no longer will be made available under such agreement. In such case, the Parties will mutually agree on a transition plan for existing customers (“Legacy Consumer Customers”) to support then-existing customers under the Wireless Information Agreement; provided, if the Parties do not promptly agree to a transition plan, the default plan shall be to migrate all Legacy Consumer Customers to be covered by this Agreement (in which case the Wireless Information Agreement will terminate upon the execution of such migration).

12.	DISPUTE ESCALATION AND RESOLUTION PROCEDURE.

12.1 In the event of a dispute between the Parties arising out of or relating to this Agreement or the performance of any obligations under this Agreement that can not be resolved by those involved in the dipute, the Parties agree to attempt, in good faith, to resolve such disputes through the escalation procedure set forth below:

i. An Executive from each Party shall meet and review the disputed matter. If the Executives are unable to resolve the dispute within [*****] business days, or such longer period of time as agreed by the Executives, then either Party may submit the dispute to commercial mediation for resolution. The person or firm conducting the mediation shall be a neutral person or firm having no past or current employment, contractual or attorney/client relationship with any Party; and

ii. If the commercial mediation is unsuccessful in resolving the dispute within [*****] business days following the date of submittal to commercial mediation, then either Party may invoke the following formal Dispute Resolution procedures by submitting to the other Party a written demand for arbitration. All claims will be subject to arbitration as set forth below; and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

iii. Arbitration. Disputes subject to arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the parties may agree. Each arbitration will be held in the City of New York, New York, unless the Parties agree in writing otherwise. The Parties will request that the arbitration hearing commences within [*****] business days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within [*****] business days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. §§ 1-16, not state law, shall govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, consequential damages, multiple damages, or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys’ fees. The Parties will equally split the fees of the arbitration and the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

12.2 This Section 12 shall solely and exclusively govern all disputes, claims, or causes of action between the Parties regarding all alleged disputes, claims, or causes of action arising out of or relating to this Agreement other than claims for indemnity under Section 10 or claims in equity with respect to the improper use of a Party’s intellectual property or a Party’s Marks or claims for breach of confidentiality under Section 8.

12.3 Neither Party may pursue any alleged dispute, claim, or cause of action against the other Party, except to the extent that emergency injunctive relieve or a temporary restraining order may be necessary, without first providing written notice of such alleged dispute, claim, or cause of action to the other Party.

12.4 From the date of any required written notice until the expiration of the negotiation period as set forth in Section 12.1(A), any statute of limitations applicable to the alleged dispute, claim, or cause of action described in such notice shall be tolled. No admission, statement, or document by either Party made as part of an attempt in good faith to negotiate may be used in any fashion in any action. Any such admission, statement, or document made by either Party shall be deemed confidential and made pursuant to any applicable settlement privilege. The making of any such admission, statement, or document shall not, however, preclude the admission of any evidence that would otherwise be admissible in an arbitration or action.

12.5 If any arbitration is commenced involving the Parties and any alleged dispute, claim, or cause of action arises between the Parties in such arbitration, such alleged dispute, claim, or cause of action shall be severed for resolution pursuant to the provisions of this Agreement. If any third party not subject to the provisions of this Agreement is a necessary party to any alleged dispute, claim, or cause of action between the Parties, all issues that can be resolved without such third party shall remain subject to this Agreement and be severed and resolved before any other issues.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

12.6 Neither Party shall disclose to any third party any admission, statement, or document of the other produced or used in negotiation or disclose to any third party the proceedings or outcome of any negotiation. This Section shall not preclude disclosure to the Parties’ respective Affiliates, attorneys or other professional advisors. This Section also shall not preclude any disclosure required by law.

13.	GENERAL PROVISIONS

13.1 Assignment. This Agreement may not be assigned by either Party in whole or in part, without the other Party’s prior written consent; provided, AT&T may (i) exercise its rights and perform its obligations hereunder through its Affiliates, and (ii) engage in internal reorganizations without LICENSOR’s consent. The foregoing notwithstanding, nothing herein shall be deemed to prevent a Party from engaging in a change in control transaction (through the sale of all or substantially all of a Party’s assets or stock, or otherwise); provided it is understood that upon written notice of a change of control by [*****] may terminate this Agreement on written notice [*****] of such change in control.

13.2 Insurance.

13.2.1 Requirements. With respect to LICENSOR’s performance under this Agreement, and in addition to LICENSOR’s obligation to indemnify, LICENSOR shall at its sole cost and expense:

i. maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1. at all times during the term of this Agreement; and

2. with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the Term of this Agreement.

ii. require each subcontractor who may perform under this Agreement to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins work, throughout the term of the subcontractor’s work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

iii. procure the required insurance from an insurance company eligible to do business in the state or states where work will be performed hereunder and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, LICENSOR may procure insurance from the state fund of the state where work is to be performed; and

iv. deliver to AT&T certificates of insurance stating the types of insurance and policy limits upon AT&T’s request.

13.2.2 Additional Insurance Agreements. The Parties agree:

i. the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of LICENSOR’s obligation to maintain the insurance required under this Agreement;

ii. that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect LICENSOR, nor be deemed as a limitation on LICENSOR’s liability to AT&T in this Agreement;

iii. LICENSOR may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

iv. LICENSOR is responsible for any deductible or self-insured retention.

13.2.3 The insurance coverage required by this Section includes:

i. Workers’ Compensation insurance with benefits afforded under the laws of any state in which the work is to be performed and Employers Liability insurance with limits of at least:

Five hundred thousand US dollars ($500,000) for Bodily Injury – each accident

Five hundred thousand US dollars ($500,000) for Bodily Injury by disease – policy limits

Five hundred thousand US dollars ($500,000) for Bodily Injury by disease – each employee

To the fullest extent allowable by law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, LICENSOR shall add Stop Gap Employers Liability with limits not less than five hundred thousand US dollars ($500,000) each accident or disease.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

ii. Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

Two million US dollars (US$2,000,000) General Aggregate limit

One million US dollars (US$1,000,000) each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

One million US dollars (US $1,000,000) each occurrence limit for Personal Injury and Advertising Injury

Two million US dollars (US $2,000,000) Products/Completed Operations Aggregate limit

One million US dollars (US $1,000,000) each occurrence limit for Products/Completed Operations

One million US dollars (US $1,000,000) Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

1. include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. LICENSOR shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60 days) of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal; include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

2. be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

3. Not contain an exclusion for Professional Liability. If such an exclusion does exist on the policy, refer to the contingent BI/PD requirement under the Professional Liability requirement below.

iii. Business Automobile Liability insurance with limits of at least one million US dollars (US $1,000,000) each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

iv. Umbrella/Excess Liability insurance with limits of at least one million US dollars (US $1,000,000) each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contibutory with respect to any insurance or self-insurance that is maintained by AT&T.

v. Professional Liability (Errors & Omissions) insurance with limits of at least one million US dollars (US $1,000,000) each claim or wrongful act. Such coverage shall include contingent bodily injury and property damage if excluded under the commercial general liability policy.

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vi. Internet Liability and Network Protection (Cyberrisk) denial of service, network security with limits of at least $ 1million each claim or wrongful act. Can be included on the Professional Liability policy identified above.

13.2 Relationship of Parties. LICENSOR is an independent contractor of AT&T. This Agreement shall not be construed to and does not create a relationship of agency, partnership, employment or joint venture. Neither Party shall have the authority to bind the other Party without the prior written consent of the Parry who is sought to be bound.

13.3 Force Majeure. No Party to this Agreement shall be liable to the other Party for any failure or delay in fulfilling an obligation hereunder, if said failure or delay is attributable to circumstances beyond its control, including, but not limited to, any fire, terrorism, power failure, labor dispute or government measure (“Force Majeure”). The Parties agree that the deadline for fulfilling the obligation in question shall be extended for a period of time equal to that of the continuance of the Force Majeure. LICENSOR shall use all commercially reasonable efforts to minimize the effect of the Force Majeure on its performance under this Agreement. Notwithstanding the continuance of an event of Force Majeure, LICENSOR may not delay performance of its obligations under any circumstances by more than thirty (30) Business Days, otherwise AT&T may terminate this Agreement upon written notice to LICENSOR.

13.4 Survival. The following sections shall survive the expiration or termination of this. Agreement, regardless of the reasons for its expiration or termination, in addition to any other provision which by law or by its nature should survive: Sections 4, 6, 7, 8, 9, 10, 11.4, 12 and 13.

13.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws principles thereof.

13.6 Notices. All notices under the terms of this Agreement shall be given in writing and sent by registered mail, recognized overnight courier service or facsimile transmission or shall be delivered by hand to the following addresses:

If Notice to Company:		If Notice to AT&T

Company:	TeleNav, Inc.	Company:	AT&T Mobility, LLC
Attention:	HP Jin	Attention:	Mark Collins
Title:	Chief Executive Officer	Title:	VP – Consumer Data Products
Address:	1130 Kifer Road	Address:	5565 Glenridge Connector
City, State Zip	Sunnyvale, CA 94086	City, State Zip	Atlanta, Georgia 30342-4756
Email	[*****]	Email	[*****]
Phone	[*****]	Phone	[*****]
Fax	[*****]	Fax	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

	With a copy to:		With a copy to:

Company:	TeleNav, Inc.	Company:	AT&T Mobility, LLC
Attention:	Doug Miller	Attention:	Joaquin Carbonell
Title:	Chief Financial Office	Title:	General Counsel
Address:	1130 Kifer Road	Address:	5565 Glenridge Connector
City, State Zip	Sunnyvale, CA 94086	City, State Zip	Atlanta, Georgia 300342-4756
Email	[*****]	Email	[*****]
Phone	[*****]	Phone	[*****]
Fax	[*****]	Fax	[*****]

All notices shall be presumed to have been received when they are hand delivered, or five (5) Business Days of their mailing, or on the Business Day following the day of facsimile transmission.

13.7 Severability. If any provision, or portion thereof, of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions of this Agreement, and each provision, or portion thereof, is hereby declared to be separate, severable and distinct.

13.8 Waiver. A waiver of any provision of this Agreement shall only be valid if provided in writing and shall only be applicable to the specific incident and occurrence so waived. The failure by either Party to insist upon the strict performance of this Agreement, or to exercise any term hereof, shall not act as a waiver of any right, promise or term, which shall continue in full force and effect.

13.9 Remedies Cumulative. Except as set forth in Section 10.2 F, (a) no single or partial exercise of any right or remedy under this Agreement shall preclude any other or further exercise of any other right or remedy in this Agreement or as provided at law or in equity; and (b) the rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided at law or in equity.

13.10 Number and Gender. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

13.11 Business Days. Any payment or notice that is required to be made or given pursuant to this Agreement on a day that is not a Business Day shall be made or given on the next business day.

13.12 Conflicts. In the event of any conflict or inconsistency between the terms of the main body of this Agreement and any Exhibit or Schedule, the terms of the main body of this Agreement shall prevail, unless otherwise expressly indicated and subject to any applicable provisions or laws in respect of tariffs or other regulatory matters.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

13.13 Amendment. This Agreement may only be amended by written agreement duly executed by authorized representatives of the Parties.

13.14 Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and, except as explicitly provided herein, shall replace all prior promises or understandings, oral or written.

13.15 Counterparts. This Agreement may be executed in one or more counterparts, by facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AGREED TO AND SIGNED by the duly authorized representatives of the Parties as of the date first set forth above.

AT&T MOBILITY LLC	TELENAV, INC.

/s/ Ralph De La Vega	/s/ Douglas S. Miller
(Signature)	(Signature)

Printed Name: Ralph De La Vega	Printed Name: Douglas S. Miller
Title: President & CEO	Title: Chief Financial Officer
Date:	Date: 4/28/08
Address:	Address:
Glenridge Highlands Two	1130 Kifer Road
5565 Glenridge Connector	Sunnyvale, CA 94086
Atlanta, Georgia 30342

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT A

DETAILED DESCRIPTION OF INFORMATION SERVICES

A.	Information Services Description:

The Information Services will be made available to AT&T in the following versions defined as follows:

1) “TeleNav GPS Navigator 10 Routes/month” includes but is not limited to the following features:

•	GPS Location and Mapping Audible Directions

•	Business Finder

•	Up to 10 routes per user per month

2) “TeleNav GPS Navigator Unlimited” includes but is not limited to the following features:

•	GPS Location and Mapping Audible Directions

•	IVR Voice Recognition/Activated Address Entry

•	Business Finder

•	Unlimited routes per user per month

3) “AT&T Navigator” includes all of the features from the “TeleNav GPS Navigator” version, plus the following features based on device capabilities for select devices:

•	Location Sharing, allows users to send their location or an address to any other user, even non-TeleNav user (using AT&T SMS gateway [*****].

•	Business Ratings, allows users to search from over 10 million business listings, rate them and review existing ratings.

•	Address Book integration, allows users to “Drive To” or “Map To” a saved address in their BlackBerry or Windows Mobile Address book.

•	3D Moving Maps, allows users viewing options in Birdseye view.

•	Real-time Traffic updates, provides alternate route choices to avoid traffic congestion or vehicle incidents.

•	Live Weather updates.

•	Expanded route choice options

•	An Internet “pre-planning” website where AT&T Navigator users can input addresses over the web. Once an address is entered into the pre-planning website, it is sent to the client application

4) AT&T Navigator Global Edition

•

AT&T Navigator Global Edition (based on TeleNav v.5.1) expands the U.S. domestic AT&T Navigator functionality to include mapping content and “icon-mode” voice guided driving directions for 16 countries in Western

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Europe (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom). The Global Edition also offers language options for UK English, German and Italian.

•	AT&T Navigator Global Edition will be launched on BlackBerry BB 8800, 8820, and 8310.

•	Must be added to the domestic Unlimited version of AT&T Navigator.

•	This is expected to be an AT&T exclusive offer for a period of six (6) months after first Commercial Launch, but exclusivity will expire no later than November 15, 2008.

5) “TeleNav Maps” means AT&T Maps but branded under TeleNav Marks and the upgrade path is to TeleNav GPS Navigator Unlimited or 10 Routes/month

6) “AT&T Maps” includes the following features:

•	Non-GPS Driving Directions

•	Color Maps

•	Address Sharing

•	Upgrade path to AT&T Navigator

7) “TeleNavTrack Plus” includes the following features:

•	GPS Tracking/Reports

•	Supervisor Lookup

•	Audible Alerts/Geofence

•	Mileage

•	Messaging

8) “TeleNavTrack Premium” includes TeleNavTrack Plus, plus the following features:

•	Text Directions

•	Wireless Forms

•	Dispatching/Scheduling

•	Barcode Scanning

Audible GPS Navigation

B.	Exclusive Features: Exclusive Features (subject to limited exclusivity periods pursuant to Section 2.8 B unless otherwise noted below)

•	Voice input using distributed speech recognition by Q2 2008 on supported phones (phones with enough memory and processing power as deemed by LICENSOR).

•

AT&T Navigator Global Edition will be exclusive to AT&T for six (6) months from Commercial Launch of such product by AT&T, but exclusivity will expire no later than November 15, 2008. During such period, LICENSOR may not offer the Global Edition feature functionality or mapping countries for the sixteen (16) countries in Western Europe listed above to any other U.S. wireless carrier. For the avoidance of doubt, LICENSOR may offer its service in Europe itself and to any non-US based carrier (e.g., a carrier not offering wireless service in the U.S.).

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT B

INTENTIONALLY OMITTED

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT C

SERVICE LEVEL AGREEMENT

This Service Level Agreement (“SLA”) defines the service level requirements between Licensor and AT&T for Licensor’s Information Service. This document defines the requirements of Licensor for performance metrics, reporting, incident management and change management. It lists the contact information for both companies.

1.	Service Description

1.1.	Refer to Exhibit A

1.2.	Licensor shall provide an IP address.

2.	Definitions

Unless defined herein, all capitalized terms shall have the meanings set forth in the Agreement

Term	Definition
Availability	The percentage resulting from the following calculation: [1-(Down Time/(Total Time)] x 100. Availability percentages shall be expressed to two decimal points with the second decimal place rounded up or down to the nearest one-hundredth of a percentage point.

Business Hours	Monday through Friday, 8:00 AM to 5:00 PM Local Time.

Down Time	The number of minutes the Information Service is not Operational during a calendar month and excludes scheduled downtime.

Emergency Maintenance	Maintenance required outside the agreed-upon Scheduled Maintenance, or necessary within Scheduled Maintenance but not scheduled in advance pursuant to Section 6. Any downtime due to Emergency Maintenance will be counted against Availability.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year.

Incident	Any problem with the Information Service for which AT&T requests support in conformance with this SLA. Any impact, regardless of how minor, to AT&T customers will be considered as an outage/incident and Incident Management Process will be initiated.

Incident Management Process	This facilitates incident management through the notification and escalation processes. This process alerts designated AT&T departments to Information Service-affecting incidents and provides a method by which succeeding levels of technical expertise and related management are engaged in restoration activities.

Operational	The Information Service or any component thereof is (i) functional and available to its intended end user in full accordance with its documentation and all applicable specifications, and (ii) not experiencing any customer-impacting errors, defects or service-limiting issues.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Term	Definition
Resolution	The permanent correction of the error, defect or condition giving rise to the Incident/outage.

Root Cause Analysis	The process of identifying the core events that resulted in failure to meet performance requirements.

Scheduled Down Time	The number of minutes of Down Time incurred during Scheduled Maintenance. Any downtime in excess of allowed minutes as outlined in section 6.1 will be counted against the Availability calculations.

Scheduled Maintenance	The number of minutes of maintenance that is scheduled in advance. Scheduled Down Time shall occur within the Scheduled Maintenance window. Any downtime outside of the maintenance window will be counted against the availability calculations.

Service Impact Report (“SIR”)	The severity level assigned to an Incident based on the Incident classifications defined in section 5.5 below. SIR reflects the degree of customer impact resulting from an incident, with an SIR 1 having the greatest impact and a SIR 3 having the least.

Technical Bridge	A teleconference that brings together appropriate technical people and their immediate supervisors and managers to focus on isolating and resolving an Incident.

Executive Bridge	A teleconference used by higher-level managers or executives who need to understand what has occurred, the progress made toward Incident Resolution and whether or not additional resources are needed to resolve the Incident.

Total Time	The total number of minutes in a given calendar month.

Trouble Ticket	A numbered record that documents a significant event or Incident. The tracking document for an Incident or Scheduled Maintenance.

3.	Performance Requirements

3.1.	Monthly Availability Performance Requirement

Licensor will ensure that the Information Service maintains a monthly Availability of 99.9%.

3.2.	Service Latency

Licensor shall use commercially reasonable efforts to fulfill User requests for services in accordance with Table below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Licensor controls. In recognition of the nature of the Information Service which encompasses GPS interaction and for purposes of maintaining best possible customer service the latency shall be defined to apply only to the interval pertaining to incoming requests and subsequent response time within the data center. For clarity, the Parties agree not to include end-to-end latency which is subject to too many variables.

The parties agree to review such latency targets from time to time during the Term.

Percentile 1	Latency Target 1	Percentile 2	Latency Target 2
95%	2000ms	99.9%	3000ms

These requirements are specific to the portion of end to end Latency incurred within the Licensor’s Span of Control within their data center and will be measured from the secure network nearest the Licensor border router. The design of latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured. The implementation of latency monitoring infrastructure will include the deployment of a separate and specific server(s) for the

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

purpose of monitoring and fault management. The latency introduced by the GPRS network, the WAP Gateway and other elements of the AT&T Network are excluded from the latency measurements described above. For clarity, the Parties agree not to include end-to-end latency which is subject to too many variables.

3.3.	Service Level Reporting

Licensor will provide AT&T with reporting for Availability on a monthly basis. The reports are due by the [*****] business day following the reporting period. These reports will include:

3.3.1.	Availability/Service Latency

3.3.2.	Minutes of Scheduled Maintenance and any resulting Down Time

3.3.3.	Minutes of Emergency Maintenance and any resulting Down Time

3.3.4.	Total Down Time

3.3.5.	List of Incidents with date, start time, stop time, network element impacted and root cause

3.3.6.	Capacity Analysis reports (quarterly)

3.3.7.	Non Performance Compensation calculations (if appropriate)

AT&T may choose to use an external tool to measure the Licensor’s performance. Licensor will cooperate with AT&T to allow the proper access and connectivity such that AT&T’s external tools may be utilized.

4.	Non-Performance and Chronic Failure

4.1.	Non-Performance

If Availability falls below 99.9% at any point in time, AT&T may suspend Licensor’s Information Service until Availability is restored to 99.9%.

4.2.	Chronic Failure

If the Availability Performance Requirement is (i) below [*****] in any [*****]; (ii) below [*****] in any [*****]; or (iii) below [*****] in any [*****] during the term of the Agreement (“Chronic Failure”), AT&T may terminate this Agreement upon written notice to LICENSOR. Such termination shall be AT&T’s sole remedy for a Chronic Failure.

4.3.	Non-Performance Compensation – Service Availability AT&T shall receive a credit to Licensor’s monthly Support and Maintenance invoice for shortfall in the Availability requirement per Table below.

4.3.1.	Availability Credits

Service Availability	Monthly Invoice Credit for Availability Shortfall
99.90% - 100%	[*****]
98.0% - 99.89%	[*****]
< 98.0%	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

5.	Incident Management

AT&T and Licensor collaboration and communication is a key to mutual success. All entities responsible for Information Service Availability will follow this matrix for Incident communication and Incident Management.

5.1.	Monitoring

Licensor will monitor all functional components and all network connectivity points related to the Information Service 24 hours per day, 7 days per week, and 365 days per year. Licensor will have 24x7x365 NOC with live person to handle phone calls.

5.2.	Trouble Tickets and Updates

Licensor will coordinate Incident isolation, testing and repair work for all Information Service errors, defects or Information Service problems, and all third-party system errors, defects or problems that are within Licensor’s span of control. Licensor will proactively inform AT&T when an issue or condition arises that may cause potential system anomalies and additional Trouble Tickets.

5.3.	AT&T Notification to Licensor

AT&T may communicate Incidents to Licensor by email or telephone at any time. In each case, AT&T will open a Trouble Ticket with information to assist in Incident Resolution and will assign an SIR to the Incident. Licensor will generate a single response by email for each Trouble Ticket regardless of Trouble Ticket receipt method. The email response from Licensor will include the information supplied to AT&T per Example A: Incident Notification or Trouble Ticket.

5.4.	Licensor Notification to AT&T

In the event that Licensor identifies an Incident, Licensor is responsible for notifying AT&T within [*****] via phone call to the NOC and a follow up email. AT&T shall track Incidents via a common Incident or Trouble Ticket number. Licensor shall provide a first response, first update and subsequent updates for each Incident according to time periods described in table 5.5.

5.5.	Incident Classifications

A distinction will be made between single-customer issues and issues affecting multiple customers. Single-customer issues are more likely to be reported through AT&T Customer Care. In the event of an incident affecting multiple customers, AT&T will assign an initial SIR. AT&T assigns SIR based on the table below:

Service Impact Report	Description	Initial Response	Updates	Resolution
SIR 1

This incident level is attained when any of the following conditions are met:

•     A complete Information Service outage

•     An outage that affects 25% or more of subscribers

•     A recurring temporary outage of the Information Service

•     Inability to service user Technical Support requests

•     Results are materially different from those described in the product definition, documentation and specifications

		[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Service Impact Report	Description	Initial Response	Updates	Resolution
SIR 2

This incident level is attained when any of the following conditions are met:

•     An outage that affects 10% to 24% of the subscribers

•     Revenue from Premium Content should not be immediately affected.

•     Results are materially different from those described in the product definition, documentation and specifications

•     A significant degradation of the Information Service occurs

		[*****]	[*****]	[*****]

SIR 3

This incident level is attained when any of the following conditions are met:

•     An outage that affects 9% or less of the subscribers

•     Real-time delivery to end users is not affected. Issue will not be noticed immediately, or if it does, does not impact programming.

•     A minor degradation of the Information Service delivery

•     Results that are materially different from those described in the product definition for non-essential features

•     Loss of redundancy but not service effecting

		[*****]	[*****]	[*****]

5.6.	Technical Bridge

AT&T may establish a Technical Bridge for any Incident. Licensor shall join the Technical Bridge upon [*****] minutes notice from AT&T. The Technical Bridge is used for NOC-to-NOC communication, troubleshooting, triage and escalation. Separate Executive Bridge is established as required to bring management executives from AT&T and Licensor to discuss the outage and appropriate plan of action. AT&T will notify the Licensor at least [*****] minutes prior to the start of the bridge. Unless otherwise notified by AT&T, a Technical Bridge will be established as follows:

Action	SIR 1	SIR 2	SIR 3
Technical Bridge	[*****]	[*****]	[*****]

5.7.	Root Cause Analysis

Licensor will provide written assessment of the root cause of all SIR Incidents. The preliminary assessment is due within [*****] of Incident closure with the completed RCA within [*****] business days. If RCA is not provided within [*****] days, AT&T may withhold any payments until RCA is provided. Example B: Root Cause Analysis (RCA) Worksheet has the required categories and is a suggested format.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

6.	Change Management – Maintenance

6.1.	Scheduled Maintenance/Scheduled Downtime

Licensor will notify AT&T by email no less than [*****] working days before a standard Scheduled Maintenance event. Any major Maintenance activity (e.g. Datacenter moves, connectivity changes) which requires any change on AT&T’s network or requires AT&T support will require [*****] notification prior to the start of the work. The Example C: Maintenance Request Worksheet includes the required information to request scheduled maintenance. AT&T accepts the Licensor Scheduled Maintenance request unless AT&T responds at least [*****] before the Scheduled Maintenance. Licensor will notify AT&T via email immediately prior to and after the Scheduled Maintenance is performed, or if Scheduled Maintenance is postponed or cancelled. Licensor will be available to join Technical Bridges during Scheduled Maintenance as reasonably requested by AT&T.

Scheduled Maintenance will not exceed [*****] of downtime per month for the Information Service. Licensor will notify AT&T of Scheduled Down Time and it will occur during the Scheduled Maintenance window. Scheduled Down Time will not count against Availability until the [*****] level has been exceeded.

6.2.	Maintenance Window

Licensor will perform Scheduled Maintenance and Scheduled Down Time from Monday to Sunday between the hours of 12:00 AM and 3:00 AM Pacific Time. AT&T may at times request that Licensor close a maintenance window so that AT&T can perform maintenance.

6.3.	Emergency Maintenance

Should Licensor require Emergency Maintenance, Licensor will contact AT&T Operations immediately and follow up with a completed Example C: Maintenance Request Worksheet. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation and reports.

6.4.	Holiday Network Freeze

Except for critical activities, Licensor will not conduct any maintenance activities that could impact AT&T’s services during AT&T’s holiday network freeze period, targeted to be the period on or about [*****] of the following calendar year.

Additionally, except for critical activities, Licensor will not conduct any maintenance activities that could impact AT&T’s services during other holiday maintenance freeze periods (e.g. Halloween) or AT&T branded campaign maintenance freeze periods (e.g. American Idol text voting shows). AT&T will make best effort to notify Licensor at least 2 weeks prior to any additional maintenance freeze periods.

7.	Single User Issues

Issues impacting Single Users (as opposed to Network issues impacting large number of users) will be submitted by AT&T customer facing organization to the Licensor and will be classified according to the severity level based on number of users impacted. AT&T will classify each ticket based on the table below. Initial acknowledgement from the Licensor will include ticket number for tracking purpose. Once the issue has been resolved, Licensor will provide summary of the issue, and what was done to fix it.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Ticket Severity	Definition of Impact	Initial acknowledgement	Resolution (issues resolved and closed)
Critical	• [*****] or more lines of service experiencing a complete loss of service (loss of service includes loss of data service only, even if voice is not impacted).	[*****]	[*****]

Major	• [*****] devices experiencing complete loss of service. • [*****] or more devices experiencing degradation of service.	[*****]	[*****]

Minor	• [*****] devices experiencing complete loss of service. • Customers experiencing sporadic or intermittent issues.	[*****]	[*****]

8.	Business Continuity

The Service Provider shall deliver to AT&T a Business Continuity Plan and Disaster Recovery (IT) Plan.

The Licensor shall have in place primary and preferably a second data center, redundant hardware and failover capability either at same data center site or geographically redundant hardware and failover capability. The Licensor will have daily data backup & weekly offsite storage in place.

The Licensor will have daily data backup & weekly offsite storage in place.

8.1.	Business Continuity Testing

Licensor must annually demonstrate its ability to recover from a disaster in order to continue to meets its service performance and availability metrics by conducting annual internal testing of its ability to conform to its current Business Continuity and / or Disaster Recovery Plan. Service Provider shall conduct annual internal testing and provide AT&T the results of such testing.

Licensor agrees to participate in AT&T business continuity exercises designed to test the effectiveness of communication, business process, and IT recovery systems, including the availability of Licensor to participate in a phone conference tabletop exercise which will demonstrate the ability of Licensor to communicate with AT&T during an incident, and provide feedback on internal plan activities and improvements. Upon reasonable request by AT&T in connection with such exercises, Licensor will use reasonable efforts to obtain the participation of any of its third party suppliers in such phone conference tabletop exercise to the extent such suppliers are materially responsible for actions under Licensor’s current Business Continuity and / or Disaster Recovery Plan. There are and will be no requirements in such exercises for Licensor equipment or actual mobilization of plan activities. Licensor will be given (60) day’s written notice of AT&T test requirements for such exercises, and such participation shall not exceed two (2) three (3) hour exercises per year. AT&T tests will in no way be considered a Licensor internal test.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

9.	Contacts and Hours of Operation

The following Contacts information may be updated and republished anytime by either party upon written notice to the other. Changes will not be maintained within this SLA document. Please notify AT&T of changes at: [*****].

AT&T	Hours of Operation	Role	Phone/Email
Mobility Network Operations Center (MNOC)	24 x 7 x 365	Incident Management and Emergency Maintenance	[*****] [*****]

Mobility External Partner Management	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Performance Reports and Tier 2 Support	[*****]

Mobility Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	[*****]

Licensor	Hours of Operation	Role	Phone/Email
TeleNav Operations NOC #	24 x 7 x 365	Initial Contact, issue reporting.	[*****]

Gary Nguyen – IT Admin Jason Choe – Network Admin	24 x 7 x 365	Emergency Escalation	[*****] [*****]

Simon Ma – Director IT	24 x 7 x 365	All Issues, Escalation, and notifications	[*****] office [*****] mobile

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Licensor Service Level Agreement – Product Manager Contact Information

Attention:	Simon Ma
Title:	Director IT
Address:	1130 Kifer Rd
City, State Zip	Sunnyvale, CA, 94086
E-mail Address:	[*****]
Phone Number:	[*****]
Fax Number:	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXAMPLE A

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

When communicating with AT&T, please include in the Subject field of the email, one of the following:

1.	Outage <Initial/Update/Final> and <partner name> and <name of service>

2.	Emergency Maintenance <partner name> and <name of service and node>

3.	Planned Maintenance <partner name> and <name of service and node>

Example A: Incident Notification or Trouble Ticket (send to: [*****])

1.	Title of Incident

2.	Brief Description of Incident

a.	Should include scope (AT&T service impacted)

3.	Start Date and Time

4.	Information Service Resolution Date and Time

5.	Duration of Outage

a.	Provided at time of restoration

6.	AT&T Information Service Impact

a.	Impact to AT&T End Customer

7.	Partner Ticket Number

8.	Partner Severity Level

a.	Based on quantified Information Service impact

9.	Technical Action Take to Correct Incident

a.	Steps taken to restore Information Service

10.	Initial Root Cause

a.	Suspect root cause (brief)

b.	Formal RCA for SIR 1 or chronic issues of lower severity

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXAMPLE B

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

Example B: Root Cause Analysis (RCA) Worksheet (send to: [*****])

1.	Executive Summary

a.	Short description

b.	Root Cause statement

c.	Corrective Action

2.	Detailed Summary

a.	Outage duration

b.	Date

c.	Start

d.	Events / Timeline

e.	Stop

f.	Information Service Affected (AT&T)

g.	Impact Assessment (AT&T)

h.	Information Service Impact (customers affected / percentage affected)

i.	Customer Impact (customers affected / percentage affected)

j.	Root Cause

k.	Extenders

l.	Process breakdown

m.	Proactive / reactive problem recognition and analysis

n.	Improvement Action

o.	Resolution

p.	Short term actions and timelines

q.	Long term actions and timelines

r.	Lessons learned

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXAMPLE C

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

Example C: Maintenance Request Worksheet (send to: [*****])

1.	Title of Maintenance

2.	Brief Description of Maintenance

a.	Scope and full description

b.	AT&T service

3.	Maintenance Start Date & Time

4.	Maintenance End Date & Time

5.	AT&T Service Impact

a.	Impact to AT&T internal & external customers

b.	Explanation of Information Service unavailability

6.	Information Service Impact Assessment (within the scheduled window)

a.	Duration in minutes

b.	Estimated start/end time of AT&T service impact

7.	Risk Assessment

8.	Rollback Plan (Description)

9.	Pre-Implementation Tests Plan (Description)

10.	Post-Implementation Service Validation Plan (Description)

11.	Partner Maintenance Request Number

12.	Point of Contact

a.	Name, telephone numbers

13.	Maintenance Install Team

14.	Update Schedule

a.	Cancellation of Maintenance – as soon as possible

b.	Start of Maintenance Window

c.	Notify when Down Time begins

d.	Notify when Information Service is restored (Down Time ends)

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

e.	Notify of Problem

f.	Maintenance runs outside window

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT D

PROVISIONING FOR END USERS/INFORMATION SERVICES

1. Customer Care. As between the Parties, AT&T will be responsible for first tier customer care to End Users with respect to the Information Service. LICENSOR will provide tier 2 customer care to End Users with respect to the Information Service. LICENSOR will provide tier 3 support to AT&T. The parties may agree to migrate tier 2 customer care to AT&T. AT&T will be responsible for first tier customer care in connection with the AT&T Services, including billing, network and Certified Device issues. LICENSOR will train AT&T customer support trainers (train the trainer) as mutually agreed by the Parties. Each Party will designate a customer service point of contact to coordinate customer service initiatives, including training and processes. As part of the provisioning process, each End User will be required to accept the Terms of Use with AT&T that governs the use of the White Label Information Service (each, a “EULA”). AT&T will be responsible for developing the EULA, after consultation with and reasonable approval by LICENSOR. For TeleNav Information Service, LICENSOR is responsible for developing and implementing the end user license agreement, after consultation with and reasonable approval by AT&T.

Customer Care Standards

•

AT&T is responsible for 24 x 7 Customer Care. Customer Care consists of all inquiries and requests regarding the customer life cycle including ordering, credit, activation, provisioning, billing and collections and general product inquiries. AT&T is responsible for Tier 1 and Tier 2 Technical Support. Tier 1 and Tier 2 Technical Support consist of the Top 20 FAQ’s.

•

AT&T will only handle the then current, top 20 FAQ related to issues for LICENSOR for each supported release, including the setup, provision or upgrade of LICENSOR on devices. LICENSOR will update the top 20 FAQs for each supported release, with the appropriate knowledge base information, from time to time.

•	LICENSOR and AT&T will mutually agree on an escalation process between AT&T and LICENSOR for the End Users prior to the commercial launch of the Product.

•	LICENSOR will make available to End Users at no charge, 24x7 email and web access support and live phone support 8 am to 7 pm ET on business days and from 9 am to 5 pm ET on Saturdays and Sundays.

•	LICENSOR will redirect all non-LICENSOR issues back to AT&T Customer Support.

•	LICENSOR will use commercially reasonable efforts to maintain the following End User support service levels:

•	Maintain an average hold time of 3.5 minutes or less

•	Monthly call abandon rates will be less than 10%

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

•	90% of support tickets will be closed within 5 business days.

AT&T will track and monitor the number of Tier 2 calls for Detailed Scripts and Process for AT&T Customer Support for LICENSOR issues. When AT&T Customer Support receives an incoming call and the End User requests LICENSOR support, AT&T Customer Support will troubleshoot and escalate through AT&T’s existing support process.

Troubleshooting to include:

•	Proper provisioning of Product

•	Issues with Certified Equipment supported with Information Service not related to Information Service

•	AGPS & GPS connectivity

•	SMS connectivity

•	ROM issues or upgrades

•	The LICENSOR/ AT&T Connection

•	Top 20 LICENSOR FAQ issues

2. Provisioning for Direct Bill Customers:

A. Information Service Provisioning. Upon the purchase of any Information Service by the End User from Telenav channels — including those residing in Information Service — that use DirectBill Purchase API, Telenav shall use the Purchase API to provision Qpass with the subscription records. Telenav shall also present to End User appropriate messages to reflect properly the results of the provisioning.

B. Provisioning Process. The Information Service provisioning process (via Information Service) is as follows:

Step 1. Customer invokes Information Service.

Step 2. Customer reviews the screens the explain the offer including price points and decides to purchase the offer.

Step 3. Information Service transfers the purchase request to Telenav

Step 4. Telenav uses DirectBill Purchase API to provision Qpass and receives the provisioning response

Step 5. Telenav updates its account management database, and prepares and sends a response to Information Service

Step 6. Information Service displays the response to End User

Step 7. End User can start use the service if response indicates a successful provisioning

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

3. Provisioning for Data Feature Customers (3PP):

A. Information Service Provisioning. Upon the purchase of any Information Service by the End User, AT&T will electronically transmit to TeleNav the End User MSISDN (Mobile Station International Subscriber Directory Number) and IMSI (International Subscriber Mobile Identity) to initiate the provisioning of the Information Service to End-User administrators and End Users and TeleNav will provision the End-User administrators and End-Users to allow them to initialize and use the Information Services.

B. Provisioning Process. (3PP) The Information Service provisioning process is as follows:

Step 1. Customer purchases TeleNav service (this can be accomplished through various different sales channels e.g. telesales, direct retail, B2B sales rep, etc.)

Step 2. Sales rep adds feature code to phone via billing interface

Step 3. AT&T billing interface sends TeleNav billing server activation notice

Step 4. TeleNav billing server validates and processes transaction

Step 5. Customer receives SMS from TeleNav billing server with welcome message and a download link. Welcome message provides TeleNav login details

Step 6. Customer clicks on the download link from within the SMS

Step 7. Information Service is downloaded to the device

Step 8. Customer signs into application with Phone number and PIN provided within SMS.

c. Over the Air Activation and Billing. TeleNav and AT&T at their own commercially reasonable expense will cooperate to develop the necessary software interfaces and other work reasonably required to enable the over the air activation (“OTA”) of the Information Service and the billing of the Information Services to End Users.

4. Information Service Sales Training and Support.

a. Product Demonstration. The Parties shall, within [*****] days prior to Commercial Launch of any Information Service, agree on a specification for an AT&T branded Macromedia Flash demonstration version of the Information Service for use by AT&T’s sales teams and to supply to customers and potential customers (the “Demo”).

b. Training of AT&T Sales Team. As requested from time-to-time by AT&T, TeleNav will provide reasonable assistance to AT&T in training AT&T sales personnel on the Information Service. The Parties currently contemplate that the majority of sales training will be by Webex or similar training mediums. The training will be conducted jointly by AT&T together with a knowledgeable TeleNav representative. The Parties agree that AT&T may also decide to run on-site courses for AT&T’s Mobile Information Service Consultants. At no cost to AT&T, TeleNav shall provide up to ten (10) man-days of on-site training during the first three months following Commercial Launch and up to 15 hours per year of web-based sales training.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

c. End User Training TeleNav will use commercially reasonable efforts to develop training courses and materials for End Users to enable End Users to easily deploy the Information Service. Accordingly, TeleNav agrees to provide the following:

i. TeleNav will provide an AT&T approved on-line End-User training module, at no charge to AT&T or the End Users. TeleNav agrees that this training module and all supporting materials will be made available to customers as of the Commercial Launch for the applicable Information Service.

ii. TeleNav and AT&T will develop a program for referrals from AT&T to TeleNav for custom training requests for TeleNavTrack Plus and TeleNavTrack Premium (e.g. on-site).

iii. TeleNav will provide live training and set-up assistance for new TeleNavTrack Plus and TeleNavTrack Premium customers.

Sales Support. TeleNav will dedicate regional outside sales representative with incentive based compensation based exclusively on sale of the Information Services by AT&T and to support AT&T sales of the Information Service.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT E

TRUSTED CERTIFICATE REQUIREMENTS

Upon certification completion of Client Software by AT&T Acceptance Testing, AT&T will provide the Client Software with AT&T trusted certificate. With the certificate, LICENSOR will have the right to use the API in accordance with Section 3.10 of this Agreement, but only those functionalities specified by JSR 179, JSR 118 and maintained in http://www.jcp.org — to develop mutually-agreed features of the Client Software. The use of the relevant APIs shall comply with the aforementioned AT&T Security and Privacy policies.

The certificate may enable the Client Software’s access to other APIs. For such other APIs including but not limited to those AT&T sensitive ones such as JSR 177 & JSR 186 — LICENSOR must receive AT&T’s consent before using them in the Client Software.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT F

REVENUE SHARE AND COMPENSATION

1. Stand-alone Product Pricing for AT&T Navigator

With respect to AT&T Navigator sold to Direct Bill Customers or Data Feature Customers, AT&T shall pay LICENSOR revenue share (“Revenue Share”) equal to [*****] of the Net Revenue charged by AT&T to End Users for Information Services. For these purposes, “Net Revenue” means the gross price charged to End Users for the Information Service (other than any transport or other telecommunications charges) excluding any credits, sales, use or other governmental charges.

The Parties agree that the foregoing rate of Revenue Share is predicated on an End User price point of approximately [*****] per month for monthly subscriptions and [*****] for daily use subscriptions of AT&T Navigator. AT&T will notify LICENSOR in writing at least thirty (30) days in advance of its determination to reduce such price points and what the revised price points shall be (“Revised Price Points”).

Revenue Share will be adjusted for Revised Price Points as follows: AT&T will pay the [*****] of (a) [*****] of the Net Revenue charged by AT&T to End Users for the Information Service, and (b) the [*****] for a full month of monthly subscriptions (such [*****] pro-rated for partial months and less any applicable credits) and [*****] for daily use subscriptions of AT&T Navigator [*****]; provided, if AT&T sets the Revised Price Points such that [*****] of the Revised Price Point, then [*****] shall be adjusted to equate to [*****] of Net Revenue for such Information Service [*****].

If a Revised Price Point results in a [*****], LICENSOR may, on thirty (30) days’ written notice to AT&T, elect not to continue to provide the affected Information Service [*****]. In such case, [*****] will not be adjusted and AT&T will be relieved of its obligations under Sections [*****] and the last two sentences of Section [*****] of this Agreement and LICENSOR shall be relieved of its obligations under Section [*****] and [*****].

2. Bundle Product Pricing for AT&T Navigator

AT&T may create content bundles that include AT&T Navigator in an offering with other AT&T services (“Content Bundles”). Content Bundle means an offering to Direct Bill Customers that includes AT&T Navigator bundled with a consumer data service plan such as (i) MEdia Net Unlimited, which plan includes access to other services such as Cellular Video (CV), MEdia Net mobile web browsing, and/or mobile email, and (ii) MEdia Max Unlimited, which plan includes access to other services such as Cellular Video (CV), MEdia Net mobile web browsing, mobile email and unlimited messaging. Except with the written agreement of LICENSOR, Content Bundles may not be marketed by AT&T in connection with any Blackberry devices.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

For Content Bundles, AT&T shall pay LICENSOR the monthly fee in accordance with the appropriate [*****] tier as outlined in table F. “Active User” means an End User who (i) purchases the Content Bundle and is in good standing at the end of the month, (ii) completes a separate registration process to activate the AT&T Navigator service, and (iii) accesses and uses the AT&T Navigator Information Service at least once in the three (3) calendar month period ending with the month for which payment is being made (e.g., performs a “drive to” route request or a “directory” search request).

TABLE F

[*****] Tier(1)	Content Bundle Monthly Fee(2)
[*****]	[ *****]
[*****]	[ *****]
[*****]	[ *****]

(1)	[*****]
(2)	Monthly fee per Active User.

The parties agree to discuss in good faith a business content bundle for Data Feature Customers in consideration of future market conditions.

If an End User registers and activates the AT&T Navigator Information Service, but does not access and use the AT&T Navigator Information Service at least once during the three (3) calendar month period ending with the month for which payment is being made, then LICENSOR shall classify the account as suspended (“Suspended Accounts”). For purposes of clarity, an End User account will be classified as a Suspended Account as of the next calendar month. For example, if an End User accesses the application during month one but not in months two, three, or four, then the End User shall be classified as an Active User in months one, two, three, and four and AT&T shall pay LICENSOR fees in accordance with Table F for months one through four. At the beginning of month five, the End User’s account will be suspended, and no payment will be due to LICENSOR until such time that the End User re-activates and uses the Information Services. AT&T shall not pay LICENSOR for any Suspended Accounts. If an End User with a Suspended Account remains a paying customer of the Content Bundle and subsequently accesses and uses the AT&T Navigator Information Service, then LICENSOR shall re-classify the account as an Active User.

If an End User cancels his or her Content Bundle (“Cancelled Accounts”), AT&T shall promptly notify LICENSOR, and LICENSOR shall cancel the End User’s account unless the End User agrees to continue using the service under the terms and conditions of the stand-alone AT&T Navigator product. AT&T shall have no payment obligation to LICENSOR for Cancelled Accounts.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

The Parties agree that the foregoing monthly fees per Active User are predicated on an End User price point per Content Bundle of [*****] per month for MEdia Net Unlimited plus AT&T Navigator and [*****] per month for MEdia Max Unlimited plus AT&T Navigator, which plans have an AT&T-internal implied value for AT&T Navigator (“Implied Value”) of [*****] per month. If AT&T elects to create bundled offerings with the AT&T Navigator Information Service other than the Content Bundles defined above, then AT&T will so notify LICENSOR in writing. Within five (5) days of such notice, the Parties will commence good faith negotiation of the LICENSOR fees for the new bundled offerings. If the parties are unable to reach agreement on such fees within thirty (30) days of AT&T’s written notice, then AT&T will be relieved of its obligations under Sections [*****] and the last two sentences of Section [*****] of this Agreement and LICENSOR shall be relieved of its obligations under Section [*****] and [*****].

3. Compensation for other LICENSOR products

With respect to AT&T Navigator Global Edition, AT&T shall pay LICENSOR [*****] of the Net Revenue charged by AT&T to End Users for AT&T Navigator Global Edition (“Global Revenue Share”), subject to a [*****] payment to LICENSOR of [*****] for each monthly End User (such [*****] fees pro-rated for partial months and less any applicable credits) subscribing to AT&T Navigator Global Edition.

With respect to other Information Services that AT&T offers to its customers, AT&T shall pay LICENSOR as follows (collectively, “Additional Services”) :

TeleNav GPS Navigator 10 Routes/mo	TeleNav GPS Navigator Unlimited	TeleNav Track Plus	TeleNav Track Premium
[*****]/month	[*****]/month	[*****]/month	[*****]/month

Payments for Additional Services will be based on the average month-end number of End Users enrolled in the Additional Service (calculated as the average of the End Users at the end of the current month and the End Users at the end of the prior month), excluding those End Users currently within a promotional period for which End Users will not be charged fees (other than standard data charges). In addition, AT&T will pay LICENSOR a one-time activation fee of [*****]/per activated license for all new TeleNavTrack Plus and TeleNavTrack Premium licenses. It is agreed that there is no activation fee for any other Information Services.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

4. TeleNav Maps and AT&T Maps Products

No payment will be due to LICENSOR for the TeleNav Maps or AT&T Maps products (collectively “Maps Products”) provided under the terms of this Agreement to End Users with [*****] or [*****] devices. Six months after Commercial Launch Date, the Parties will meet and negotiate in good faith to review the mutual business case of providing Maps Products considering the number of upgrades of Map Products to revenue generating Information Services and revenue generated from advertising through the Maps Products. If the Parties agree on the terms of continuing to provide the Maps Products, this Agreement will be amended to provide for such terms. If the Parties are unable to agree on the terms of continuing to provide the Maps Products, then LICENSOR shall provide assistance to AT&T as reasonably requested to assist in ending the Maps Products services, and in no case shall AT&T have the right to continue to provide the Maps Products to any End User beyond twelve (12) months from the Commercial Launch Date.

5. [*****] Pricing

LICENSOR will provide AT&T with [*****] to any carrier, reseller, channel partner, or distributor operating in the U.S. during the term of the Agreement [*****].

6. Reverse Revenue Share

LICENSOR agrees to pay AT&T [*****] of the Net Revenue LICENSOR collects from selling TeleNav GPS Navigator or TeleNav Track to AT&T’s End Users through alternate channels such as but not limited to the LICENSOR web-site and pre-paid cards through third-party retailers. Reporting information shall be included in monthly reconciliation and paid within [*****] days after the end of each calendar month.

7. Inclusive Payments; Taxes.

No fees or Revenue Share will be payable to LICENSOR with respect to trial licenses granted in accordance with Section 4.4F of the Agreement.

LICENSOR agrees that amounts payable under this Exhibit F (“Payments”) are inclusive of all content licensing fees required for the Information Service, including not limited to: mapping data, traffic, gas prices, WiFi hotspots, restaurant reviews, points of interest (POIs), and listings data.

LICENSOR agrees that there will be no charge to AT&T beyond the Payments in connection with obligations of LICENSOR to AT&T under this Agreement, except as otherwise set forth in this Agreement, or as otherwise agreed to by parties in writing. LICENSOR agrees that the Payments are inclusive of all Revenue Share, fees, charges and other payments of any kind whatsoever

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

due to any songwriters, publishers, featured or non-featured performers, producers, engineers, mixers, re-mixers and any other third parties who may be entitled to compensation as a result of AT&T’s (or its End Users’) use of the Information Service, or any musical works embodied in the Information Service (including any amounts that may be payable in connection with the public performance of any musical work embodied in any Information Service) under this Agreement.

AT&T will report and remit to the applicable governmental entities any sales/use or similar end-user taxes or fees which may be assessed in respect of the sale of Information Services to End Users hereunder. If any taxes, charges or governmental fees are owed in respect of the license of Information Services to AT&T hereunder, the party with legal responsibility therefor will report and remit such taxes, fees and charges.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT G

CONNECTIVITY REQUIREMENTS

In order to manage the application transport latency and protect sensitive data, the Parties may need to build dedicated connectivity between AT&T’s and LICENSOR’s data centers. Upon AT&T’s request, LICENSOR shall provide required support to implement the connectivity.

LICENSOR agree that LICENSOR is responsible for monitoring and managing the equipment — used to support the connectivity — at their end of the connectivity. The availability and performance of the equipment at their end shall be governed according to the SLA in Exhibit C.

The parties shall mutually agree on costs and deployment.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

EXHIBIT H

SECURITY AGREEMENT

The following Information Security Requirements apply to LICENSOR (and its suppliers) performing services for, on behalf of, and/or through AT&T which require access to the AT&T infrastructure, systems or applications, and/or require handling, processing, or storing, AT&T, AT&T branded and/or AT&T co-branded information external to the AT&T infrastructure.

LICENSOR shall comply with the following AT&T LICENSOR Information Security Requirements:

SECTION 1. AT&T LICENSOR Information Security Requirements

Information Security Requirements

System Security

1.	The LICENSOR must actively monitor industry resources (e.g. www.cert.org, pertinent software vendor mailing lists & websites, etc) for timely notification of all applicable security alerts pertaining to the LICENSOR networks and computers.

2.	The LICENSOR’s externally-facing systems must be scanned with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, & application scanning tools) at a minimum monthly.

3.	The LICENSOR’s internal systems must be scanned with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, application & database scanning tools) at a minimum monthly.

4.	The LICENSOR must share scanning results with AT&T for those resources used to support AT&T.

5.	The LICENSOR must deploy an Intrusion Detection System (IDS) or Systems in an active mode of operation.

6.	The LICENSOR must remediate security vulnerabilities, including, but not limited to, those discovered through industry publications, vulnerability scanning, virus scanning, and the review of security logs, and apply applicable security patches in a timely manner, according to these minimal guidelines:

•	A vulnerability exists and attack is underway: must work on remediating/patching 24x7

•	A vulnerability exists and attack is determined to be relatively imminent: must remediate/patch within 7 days

•	A vulnerability exists and attack is determined to not be imminent: must remediate/patch within 30 days

•	A vulnerability doesn’t exist yet: must remediate/patch within 90 days

7.	The LICENSOR’s security administration responsibilities for configuring host operating systems must be assigned to specific individuals.

8.	The LICENSOR security staff must average more than three years of experience in information/network security.

9.	The LICENSOR’s systems must be ‘hardened’ including, but not limited to, removing or disabling unused network services (e.g. finger, rlogin, ftp, simple tcp/ip services, etc.) and installing a system firewall, TCP Wrappers or similar technology.

10.	All default account names and/or default passwords must be changed.

11.	The LICENSOR must limit system administrator/root access to host operating systems only to individuals requiring high-level access in the performance of their jobs.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

12.	The LICENSOR must require system administrators to restrict access by users to only the commands, data and systems necessary to perform authorized functions.

Physical Security

13.	The LICENSOR’s networks and computers must be located in secure physical facilities with limited and restricted access to authorized individuals only.

14.	Access to the LICENSOR’s physical facilities containing networks and computers must be monitored and recorded for audit purposes.

Network Security

15.	The LICENSOR must separate AT&T’s data from the Internet and the destination web servers with a perimeter security gateway (e.g. firewall). For clarification on this requirement, see diagram.

16.	The LICENSOR must provide a logical network diagram detailing the Information Resources (including, but not limited to firewalls, servers, etc) that will support AT&T.

17.	The LICENSOR must have a process and controls in place to detect and handle unauthorized attempts to access AT&T data.

18.	The LICENSOR must utilize strong encryption technologies (minimum 256-bit encryption) for the transfer of AT&T information either partially or completely outside AT&T controlled facilities and network. This also applies to electronically transmitted email communications containing proprietary AT&T data or information. Note: This item does not apply to Information Service functionality

19.	The LICENSOR must utilize strong authentication (e.g. two factor token or digital certificates) for remote access.

Information Security

20.	The LICENSOR must not co-locate AT&T’s application/data on the same physical servers with other customers’ or the LICENSOR’s own application/data unless approved by AT&T; provided, if physical separation does not exist, documented controls must be in place and approved by AT&T to ensure separation of data and security information between customer, supplier, and AT&T applications

21.	The LICENSOR must have a procedure for the backup, secure transport and storage of AT&T data approved by AT&T.

22.	The LICENSOR must have a business continuity plan subject to approval by AT&T.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

23.	The LICENSOR must store sensitive AT&T data elements utilizing strong encryption technologies (minimum 256-bit encryption). Sensitive data elements include, but are not limited to, the following: social security number, national, state or province, issued identification number, drivers license number, date of birth, bank account number, credit card number and expiration date, and other credit related information, PINs, passwords, passcodes, password hint answers, Protected Health Information (as defined by the Health Insurance Portability and Accountability Act, HIPAA), biometric data, digitized signature, and background check details. During transport End User Location Information is encapsulated in proprietary formats that render location/map/route data unusable if intercepted.

24.	The LICENSOR must limit access to AT&T information, including paper hard copies, only to persons or systems authorized by AT&T under written agreement.

25.	The LICENSOR must be compliant with any applicable government and industry mandated information security requirements, such as the Payment Card Industry- Data Security Standards and HIPAA.

26.	The LICENSOR must retain records according to and in compliance with any mandated federal, state, local and foreign laws, ordinances, regulations and codes and any additional security requirements specified therein.

27.	The LICENSOR must securely dispose of or return AT&T information, including paper hard copies, when the LICENSOR no longer needs the information, according to a method approved by AT&T. (e.g. degaussing, overwriting, performing a secure erase, performing a chip erase, shredding, cutting, punching holes, breaking)

28.	The LICENSOR must utilize AT&T-standard privacy markings for AT&T information.

“AT&T Proprietary Information (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement”

Or an alternative marking reviewed and approved by AT&T to appropriately correspond to and protect the classification of the information.

Identification and Authentication – Note: Sections 29-36 applies to LICENSOR operations and its personnel. Such sections do not apply to the Information Services or the End Users.

29.	The LICENSOR must assign unique userids to individual users.

30.	The LICENSOR must have a documented Userid Lifecycle Management process including procedures for approved account creation, timely account removal, and account modification (e.g. changes to privileges, span of access, functions/roles) for all applications and across all environments (production, test, development, etc).

31.	The LICENSOR must enforce the rule of least privilege (i.e. limiting access to only the commands and data necessary to perform authorized functions according to ones job function).

32.	The LICENSOR must limit failed login attempts to no more than six successive attempts and must lock the user account upon reaching that limit. Access to the user account can subsequently be reactivated through a manual process requiring verification of the user’s identity or, where such capability exists, can be automatically reactivated after at least three minutes from the last failed login attempt.

33.	The LICENSOR must terminate interactive sessions that have been inactive for a designated period of time, not to exceed 15 minutes.

34.	The LICENSOR must require password expiration at regular intervals of 90 days or less unless approved by AT&T.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

35.	The LICENSOR must use an AT&T-approved authentication method based on sensitivity of information When passwords are used, they must meet these requirements:

•	Passwords must be a minimum of six (6) characters in length.

•	Passwords must contain characters from at least two (2) of these groupings: alpha, numeric, and special characters.

•	Password construction must be complex and not contain names, dictionary words, combinations of words, or words with substitutions of numbers for letters, e.g., s3cur1ty.

•	Passwords must not contain repeating or sequential characters or numbers.

•	Passwords must not contain sequences of three (3) or more characters from the USERID or system name.

•	The new password must not contain sequences of three (3) or more characters from any of the previous four (4) passwords.

•	Passwords must not contain a sequence of two (2) or more characters more than once, e.g., a12x12.

Note: (Applications housing Restricted Proprietary Information may require an authentication mechanism stronger than passwords and the authentication mechanism must be approved by AT&T. Examples of stronger authentication methods include tokens, digital certificates, passphrase, and biometrics.)

36.	The LICENSOR must use a secure method for the conveyance of authentication credentials (e.g. passwords) and authentication mechanisms (e.g. tokens or smart cards).

Warning Banner

37.	In the supplier’s environment that is not an AT&T branded product or service, the LICENSOR must display a warning or “no-trespassing” banner on applicable login screens or pages.

(example long version):

This is an <company name> system, restricted to authorized individuals. This system is subject to monitoring. Unauthorized users, access, and/or modification will be prosecuted.

(example short version):

<company name> authorized use ONLY, subject to monitoring. All other use prohibited.

For AT&T branded products or services or for software developed for AT&T, the LICENSOR must display a warning banner on login screens or pages as provided by AT&T.

Software and Data Integrity

38.	The LICENSOR must scan for and promptly remove viruses.

39.	The LICENSOR must separate non-production systems and data from production systems and data.

40.	The LICENSOR must have a documented software change control process including back out procedures.

41.	The LICENSOR must have database transaction logging features enabled. Database transaction logs must be retained for a minimum of six (6) months.

42.	The LICENSOR must review code to find and remediate security vulnerabilities.

43.	The LICENSOR must perform Quality Assurance testing for the application functionality and security components (e.g. testing of authentication, authorization, and accounting functions, as well as any other activity designed to validate the security architecture).

Privacy Issues

44.	The LICENSOR must not sell, rent, lend, trade or lease any AT&T information (including, but not limited to, AT&T Proprietary information, AT&T customer or employee private information, and information obtained on AT&T’s behalf) without written approval from AT&T.

45.	The LICENSOR must restrict access to any Personally Identifiable information to authorized individuals.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

Monitoring and Auditing Controls

46.	The LICENSOR must restrict access to Security logs to authorized individuals.

47.	The LICENSOR must regularly review Security logs for anomalies and must document and resolve all logged security problems in a timely manner.

48.	The LICENSOR must keep Security logs for a minimum of 6 months.

49.	The LICENSOR must provide AT&T audit rights to verify LICENSOR’s compliance with the contractual Security Requirements agreed to by LICENSOR. AT&T and LICENSOR must schedule the audit within thirty (30) days of AT&T’s notice requiring an audit unless a security breach has occurred. In the event a security breach has occurred, AT&T and LICENSOR must schedule the audit within one (1) day of AT&T’s notice requiring an audit.

50.	The LICENSOR must provide AT&T within thirty (30) days from the publication of the audit report identifying any noncompliance with the contractual Security Requirements agreed to by LICENSOR, a written report of completed or proposed corrective actions and implementation timeframes not to exceed ninety (90) days addressing each noncompliance found in the audit. The LICENSOR must provide periodic, at least monthly, updates to AT&T on the implementation of the corrective action plan in order to track the work to completion.

Reporting Violations

51.	The LICENSOR must have a documented procedure to follow when an unauthorized intrusion or other security violation, including but not limited to, a physical security or computer security incident (e.g. hacker or attempted hacker activity or the introduction or attempted introduction of a virus or malicious code), is suspected which includes immediate notification to the AT&T Computer Security Incident Response Team (ACSIRT).

ACSIRT 24 hour contact information:

•	Phone: 1 866 466-2288, prompt 8 (U.S.)

•	Phone: 1 908 234-3327 (International)

52.	The LICENSOR must, in addition to providing AT&T with immediate notice of a security incident, provide AT&T with regular status updates including but not limited to actions taken to resolve the incident, at four-hour intervals (or at other mutually agreed intervals or times) for the duration of the incident, and within five days of the closure of the incident, a written report describing the incident, actions taken by the LICENSOR during its response and the LICENSOR’s plans for future actions to prevent a similar incident from occurring in the future.

Software Development and Implementation

53.	The AT&T Business Unit Sponsor must ensure that any software developed by or purchased from the LICENSOR for use at or by AT&T is compliant with the AT&T Security Policy & Requirements.

Interconnectivity

54.	The LICENSOR must use only the AT&T CSO approved facilities and connection methodologies to interconnect AT&T’s data facilities with LICENSOR’s data facilities and to provide access to the data for each connection.

55.	Note: The LICENSOR must not establish interconnection to endpoint resources other than in the United States. Interconnections to endpoint resources other than in the United States require the express written consent of AT&T.

56.	The LICENSOR shall access and transmit only the information that is necessary to carry out the purpose and intent of the contract as approved by AT&T and described in the supporting documentation.

57.	The LICENSOR must maintain logs of user sessions (including application to application sessions) involving access to AT&T. These logs must include: login identification, user request records, system configuration, and timestamps and/or duration of access. These logs must be retained for six (6) months.

58.	The LICENSOR must provide AT&T access to any LICENSOR facilities during Normal Business Hours for the maintenance and support of any AT&T equipment (e.g. router) used for the transmission of information under this agreement.

59.	The LICENSOR must use any AT&T equipment provided under this agreement for only those services explicitly defined in this agreement.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

CONFIDENTIAL TREATMENT

60.	The LICENSOR consents to AT&T gathering information relating to LICENSOR’s access to AT&T networks, processing systems and applications. This information may be collected, retained and analyzed by AT&T to identify potential security risks without further notice. This information may include trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

61.	All LICENSOR interconnections to AT&T must pass through the designated AT&T perimeter security gateway (e.g. firewall).

62.	The LICENSOR interconnections to AT&T must terminate at a perimeter security gateway (e.g. firewall) at the LICENSOR end of the connection.

63.	The LICENSOR consents to AT&T immediately suspending or terminating the interconnection if AT&T believes there has been a breach of security or unauthorized access to or misuse of AT&T data facilities or proprietary information.

Security Policies and Procedures

64.	The LICENSOR must ensure that all personnel, subcontractors or representatives performing work on any AT&T resources or the resources used to interconnect to AT&T resources or the resources used to house AT&T or AT&T branded information under this contract are in compliance with these security requirements.

65.	The LICENSOR must notify AT&T of any policy changes that could impact the security controls put in place to secure AT&T’s data.

66.	In the event there are technological constraints or situations where these security requirements cannot be met, the LICENSOR must propose alternative security controls and safeguards to mitigate risks. AT&T CSO shall have final approval of any such alternate security measures.

67.	The LICENSOR must periodically review the above agreed upon security requirements to ensure that they are in compliance with the requirements and that the requirements are effectively protecting AT&T’s data.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement